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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05845
Invesco Van Kampen Senior Loan Fund
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/29/12

Item 1. Reports to Stockholders.

Annual Report to Shareholders       February 29, 2012

Invesco Van Kampen Senior Loan Fund
Nasdaq:
A: VSLAX ▪ B: VSLBX ▪ C: VSLCX ▪ IB: XPRTX ▪ IC: XSLCX

2	Performance Summary
2	Management Discussion
4	Supplemental Information
8	Long-Term Fund Performance
9	Schedule of Investments
25	Financial Statements
28	Notes to Financial Statements
39	Financial Highlights
45	Auditor’s Report
46	Fund Expenses
47	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
This is the annual report for Invesco Van Kampen Senior Loan Fund for the fiscal year ended February 29, 2012. During the reporting period, the Fund, at net asset value (NAV), produced positive returns. Fund performance during the fiscal year was primarily driven by active sector selection and weighting. The Fund’s sector weightings in broad cyclicals, including chemicals and autos, as well as an exit from the directory space, contributed to Fund performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include front-end sales charges or early withdrawal charges, which would have reduced performance.

Class A Shares	2.80%

Class B Shares	2.03

Class C Shares	2.03

Class IB Shares	2.80

Class IC Shares	2.80

CS Leveraged Loan Index▼ (Style-Specific Index)	1.67

Source(s): ▼Invesco, Bloomberg L.P.

How we invest
We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives has the potential to provide the best risk-to-reward potential.
     Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:
■	Management. Factors include direct operating experience in managing the business, management depth and incentives and track record operating in a leveraged environment.

■	Industry position and dynamics. Factors include the company’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.

■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.

■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.

■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business

Portfolio Composition†
By credit quality

Baa	1.8%

Ba	35.2

B	42.0

Caa	6.1

Ca	0.1

Non-rated	13.6

Equity	1.2

†	Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select ‘Rating Methodologies’ under Research and Ratings on the homepage.

Top Five Issuers

1.	Caesars Entertainment Operating Co.	3.2%

2.	Reynolds Group Holdings Inc.	2.7

3.	Univision Communications Inc.	2.3

4.	Clear Channel Communication	2.1

5.	First Data Corp.	2.1

Total Net Assets	$1.3 billion

Total Number of Holdings	473
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

and conduct an examination of the business cycles, seasonality, international pressures and so forth.

■	Recovery and loan-to-value. These factors focus on examination of the default probability and the rate of recovery associated with loans.
     The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with borrowers and loan sponsors.
     Utilizing our proprietary risk rating system, our analysts assign, continuously monitor and update the probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk adjusted returns, analysts monitor positions relative to market levels in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Fund
Since the last reporting period that ended February 28, 2011, the senior secured loan market has risen, fallen and then risen again. Generally good underlying credit performance was, at times, overshadowed by “headline-induced” market swings and volatility. The main culprits of this volatility were well-publicized concerns about sovereign debt issues in Europe, the budget and national debt in the United States and weakness in the US economy during the second quarter and the beginning of the third quarter of 2011.
     Additionally, senior secured loans were hurt by the US Federal Reserve’s (the Fed) announcement that interest rates are likely to remain low through 2014. The Fed’s announcement reversed the heavy retail interest the market experienced in the early part of the year. The lack of retail interest, however, was offset as institutional investors returned to the senior secured loan market in the second half of the year. This institutional demand steadily increased through the first part of 2012.
     Despite significant volatility, loan market returns were positive, especially over the last several months. Increased demand from institutional investors was driven by competitive yields offered by senior secured loans and a favorable economic outlook. At the close of the reporting period, loan defaults were well below historical averages1, and loan issuers generally had good credit performance, solid earnings and strong balance sheets.

2 Invesco Van Kampen Senior Loan Fund

     As we’ve discussed in previous reports, the bank loan market continues to become more visible, and there is a greater correlation between performance and market, economic and other trends. We have also seen an improvement in credit quality as evidenced by steady declines in the trailing 12-month default rate.2
     Furthermore, the London Interbank Offered Rate (Libor) component of bank loan interest payments is reset when contracts change – typically between every 30 and 90 days – so investors may benefit from future increases in interest rates with little or no corresponding price exposure. This is one of the unique features of the bank loan asset class, and provides investors with a positive component when interest rates rise. The historically low Libor rates3 during the reporting period had a negative impact on the performance of the bank loan asset class. We expect that these rates will likely increase at some point in the future. However, the Fed has maintained, and has signaled its willingness to maintain for some time, an accommodative monetary policy amid concerns about a slow economic recovery.
     The Fund increased its exposure to high yield bonds (most of which were senior secured), a decision that helped the Fund’s performance. We reduced leverage in the first half of the fiscal year and then increased it in the second half of the fiscal year; given the pull back in loan prices we experienced in the late summer this leverage strategy helped the Fund’s performance. Our holding in TXU was a drag on absolute performance during the year. However, the Fund had a smaller position in TXU than the Fund’s benchmark, the CS Leveraged Loan Index, so the holding did not negatively affect relative performance.
     One important factor impacting the return of the Fund relative to its comparative index was the Fund’s use of financial leverage through the use of bank borrowings. As of the close of the reporting period, leverage accounted for 17% of the Fund’s net assets. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by a fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a fund generally are rising.
     The Fund remained fully invested in senior secured loans, and used a modest amount of leverage, which may allow us to enhance the Fund’s yield while keeping credit standards high. Leverage involves borrowing at a floating short term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short term interest rates, since the income from senior loans, assuming no defaults, adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short term rates fall, borrowing costs would also decline.) In our view, the recent market volatility has been driven as much by technical factors as by changes in underlying fundamentals. We have not materially altered the use of leverage in the Fund as we believe it is difficult to “time” technical events in the market. Therefore, portfolio composition continues to be driven by fundamental credit research. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.
     We remained focused on ensuring the Fund has sufficient liquidity while maintaining a well-diversified portfolio of issuers with stable cash flows, strong management teams, and collateral value sufficient to provide a solid second way out in a worst-case default scenario.
     The Fund uses derivatives as part of implementing its investment strategy. A derivative instrument is a security whose value is derived from the value of an underlying asset, reference rate or index. The Fund uses derivative instruments for a variety of reasons, such as to attempt to protect against possible changes in market value or in an effort to generate a gain. During the reporting period, the Fund had exposure to credit default swaps in an effort to gain credit exposure. Using credit default swaps can be more liquid and cost effective than buying individual bonds or loans. While total exposure to credit default swaps was small relative to the Fund’s total assets, the impact of these transactions was favorable to overall results.
     As always, we appreciate your continued participation in Invesco Van Kampen Senior Loan Fund.

1	Sources: Standard & Poor’s/LSTA Index
2	Source: Standard & Poor’s LCD.
3	Sources: Standard & Poor’s LCD and S&P/LSTA Leverage Loan Index
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Ewald
Portfolio manager, is manager of Invesco Van Kampen Senior Loan Fund. He has been responsible for the Fund since 2010. Mr. Ewald has been associated with Invesco or its investment advisory affiliates in an investment capacity since 2000. He earned an A.B. from Harvard College and an M.B.A. from the Darden School of Business at the University of Virginia.
Phillip Yarrow
Chartered Financial Analyst, portfolio manager, is manager of Invesco
Van Kampen Senior Loan Fund. He was associated with Van Kampen Asset Management or its investment advisory affiliates in an investment capacity from 2005 until joining Invesco in 2010. Mr. Yarrow has managed the Fund since 2007. He earned a B.S. in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University.

3 Invesco Van Kampen Senior Loan Fund

Invesco Van Kampen Senior Loan Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class IB and Class IC are not continuously offered and have no early withdrawal charges.

■	Effective November 30, 2010, Class B shares are no longer continuously offered. Class B Shares purchased prior to November 30, 2010, are subject to an early withdrawal charge.

Principal risks of investing in the Fund
■	No trading market for shares risk. The Fund is a closed-end investment company designed for long-term investors. The Fund does not intend to list the shares for trading on any national securities exchange. While there is no restriction on transferring the shares, there is not expected to be any secondary trading market in the shares. The shares are illiquid. There is no guarantee that you will be able to resell to the Fund all of the shares that you desire to sell at any particular time in any repurchase offer by the Fund.

■	Senior loans risk. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and the adviser relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the adviser.
     Senior loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many senior loans. As a result, many senior loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities.
However, many senior loans are of a large principal amount and are held by a large number of owners. In the adviser’s opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing senior loans has increased. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Other than certain restrictions on the amount of illiquid securities during certain periods of a repurchase offer, the Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The substantial portion of the Fund’s assets invested in senior loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of shares. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value per share. Illiquid securities are also difficult to value.
     If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in prices that, in the opinion of the adviser, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.
     Selling lenders and other persons positioned between the Fund and the borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.
     Should an agent or lender positioned between the Fund and a borrower become insolvent or enter FDIC receivership or bankruptcy, where the Fund is an original lender or has purchased an assignment, any interest of such person in the senior loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person’s estate. If, however, these items are included in their estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest.
     Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the continued on page 5

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VSLAX
Class B Shares	VSLBX
Class C Shares	VSLCX
Class IB Shares	XPRTX
Class IC Shares	XSLCX

4 Invesco Van Kampen Senior Loan Fund

borrower or take other action detrimental to lenders. Such court action could under certain circumstances include invalidation of senior loans.

■	Borrower credit risk. Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan results in a reduction in income to the Fund, a reduction in the value of the senior loan and a potential decrease in the Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of senior loans and in the Fund’s net asset value.

The Fund may acquire senior loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including senior loans of borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations that are rated below investment grade. More recently, rating agencies have begun rating senior loans, and senior loans in the Fund’s portfolio may themselves be rated below investment grade. The Fund may invest a substantial portion of its assets in senior loans of borrowers that have outstanding debt obligations rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as “junk bonds.” Senior loans may not be rated at the time that the Fund purchases them. If a senior loan is rated at the time of purchase, the adviser may consider the rating when evaluating the senior loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on the adviser’s credit analysis abilities. Because of the protective terms of senior loans, the adviser believes that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities. The values of senior loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the Lenders ultimately will receive repayment of the principal amount of such senior loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that the Fund will be able to recover any amount on senior loans of such borrowers.

In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

■	Investment in non-US issuers. The Fund may invest up to 20% of its total assets, measured at the time of investment, in senior loans to borrowers that are organized or located in countries other than the United States provided that no more than 5% of these senior loans or other assets are non-US dollar denominated. Investment in non-US issuers involves special risks, including that non-US issuers may be subject to less rigorous accounting and reporting requirements than US issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-US dollar denominated investments will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the US dollar and non-US currencies may negatively affect an investment. The value of investments denominated in non-US currencies may fluctuate based on changes in the value of those currencies relative to the US dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund also may hold non-US dollar denominated senior loans or other securities received as part of a reorganization or restructuring.

■	Warrants, equity securities and junior debt securities risk. Warrants, equity securities and junior debt securities have a subordinate claim on a borrower’s assets as compared with senior loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of senior loans and thus may increase the volatility of the Fund’s net asset value.

■	Participations risks. The Fund may purchase participations in senior loans. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the senior loan. Certain participations in senior loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The Fund presently does not intend to invest more than 5% of its net assets in participations in senior loans.

■	Repurchase offer risks. If the Fund repurchases more shares than it is able to sell, the Fund’s net assets may decline and expense ratios may increase and the Fund’s ability to achieve its investment objective may be adversely affected. Moreover, this may force the Fund to sell assets it would not otherwise sell and the Fund may be forced to sell Fund assets that may have declined in value. Such sales may affect the market for the assets being sold, which in turn, could diminish the value of an investment in the Fund. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will continued on page 6
5 Invesco Van Kampen Senior Loan Fund

negatively affect shareholders who do not tender their shares for repurchase by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular repurchase offer, thereby increasing both the likelihood that proration will occur and the likelihood the Fund will repurchase more shares than it is able to sell.

■	Financial leverage risk. The Fund is authorized to utilize financial leverage to the maximum extent allowable under the 1940 Act. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. The Fund’s use of leverage also may impair the ability of the Fund to maintain its qualification for federal income taxes as a regulated investment company.

As long as the Fund is able to invest the proceeds of any financial leverage in senior loans or other investments that provide a higher net return than the then cost of such financial leverage (i.e., the current interest rate on any borrowing or dividend rate of any preferred shares after taking into account the expenses of any borrowing or preferred shares offering) and the Fund’s operating expenses, the effect of leverage will be to cause the common shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses (which the adviser believes to be an unlikely scenario), the common shareholders would have a lower rate of return than if the Fund had an unleveraged capital structure.
During any annual period when the Fund has a net payable on the interest due on borrowings or the dividends due on any outstanding preferred shares, the failure to pay on such amounts would preclude the Fund from paying dividends on the common shares. The rights of lenders to the Fund to receive interest on and repayment of principal on any borrowings will be senior to those of the holders of the common shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of common shares in certain circumstances, and may require the Fund to pledge assets to secure such borrowing. Further, the terms of such borrowing may, and the 1940 Act does (in certain circumstances), grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In addition, under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Fund is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain compliance with such asset coverage requirements.
     Subject to the restrictions of the 1940 Act, the Fund may “releverage” through incurrence of new borrowing, or the reissuance of preferred shares and in connection with which the Fund, and indirectly the common shareholders, would incur the expenses of such releveraging. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to common shareholders.
     Although the Fund does not have any immediate intention to do so, the Fund may in the future issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Fund’s common shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividend and liquidating distributions. It is presently believed that any such preferred shares of the Fund would not be listed on any exchange and would be bought and sold in auctions through participating broker-dealers. If the Fund were to issue preferred shares, the Fund could be subject to, among other things, (i) more stringent asset coverage provisions, (ii) restrictions on certain investment practices and (iii) the imposition of certain minimum issue size, issuer geographical diversification and other requirements for determining portfolio assets that are eligible for computing compliance with their asset coverage requirements in connection with an investment grade rating for such preferred shares from one or more nationally recognized statistical rating shares by the Fund entails certain initial costs and expenses and certain ongoing administrative and accounting expenses, as well as costs of interest payments and dividends on the leverage. Fees based on the net assets of the Fund (such as the Fund’s advisory and administrative fees) will not increase by adding leverage to the Fund. Certain other expenses of the Fund (such as custodian fees or portfolio transaction-related costs, which generally increase with any increase in the amount of assets managed by the Fund) are expected to marginally increase by adding leverage to the Fund. All of these costs and expenses will be borne by the Fund’s common shareholders and will reduce the income or net assets available to common shareholders. If the Fund’s current investment income were not sufficient to meet interest expenses on any borrowing or dividend requirements on any preferred shares, the Fund might have to liquidate certain of its investments in order to meet required interest or dividend payments, thereby reducing the net asset value attributable to the Fund’s common shares. If there are preferred shares issued and outstanding, holders of the preferred shares will elect two Trustees. In addition, the terms of any preferred shares or borrowing may entitle holders of the preferred shares or lenders, as the case may be, to elect a continued on page 7
6 Invesco Van Kampen Senior Loan Fund

majority of the Board of Trustees in certain other circumstances.

The Fund could be converted to an open-end investment company at any time by an amendment to the Fund’s Declaration of Trust. The Fund’s Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund and (b) the lesser of (i) 67% or more of the Fund’s common shares and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each class are present in person or by proxy or (ii) more than 50% of the outstanding common shares and preferred shares, each voting as a class. Among other things, conversion of the Fund to an open-end investment company would require the redemption of all outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the common shares.

Certain other practices in which the Fund may engage, including reverse repurchase agreements, may also be considered leverage and subject to the Fund’s leverage policy. However, to the extent that the Fund segregates cash, liquid securities or liquid senior loans in an amount sufficient to cover its obligations with respect to such reverse repurchase agreements, they will not be subject to the Fund’s leverage policy.

The Fund’s Statement of Additional Information contains additional information about the Fund’s use of financial leverage.

■	Anti-takeover provisions risks. The Fund’s Declaration of Trust includes provisions that could limit the ability of other persons to acquire control of the Fund or to change the composition of its Board of Trustees.

About indexes used in this report
■	The CS Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated non-investment-grade loans.

■	The London Interbank Offered Rate Libor) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market (or interbank lending market).

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco Van Kampen Senior Loan Fund

Your Fund’s Long-Term Performance

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

Class A Shares

Inception(2/18/05)	1.22%

5 Years	-0.65

1 Year	-0.60

Class B Shares

Inception (2/18/05)	0.95%

5 Years	-0.82

1 Year	-0.91

Class C Shares

Inception (2/18/05)	0.95%

5 Years	-0.72

1 Year	1.05

Class IB Shares

Inception (10/4/89)	4.67%

10 Years	3.31

5 Years	-0.01

1 Year	2.80

Class IC Shares

Inception (6/13/03)	3.31%

5 Years	-0.01

1 Year	2.80

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (2/18/05)	0.67%

5 Years	-0.96

1 Year	-0.86

Class B Shares

Inception (2/18/05)	0.42%

5 Years	-1.12

1 Year	-1.22

Class C Shares

Inception (2/18/05)	0.42%

5 Years	-1.05

1 Year	0.73

Class IB Shares

Inception (10/4/89)	4.52%

10 Years	2.90

5 Years	-0.31

1 Year	2.48

Class IC Shares

Inception (6/13/03)	2.92%

5 Years	-0.29

1 Year	2.48

Effective June 1, 2010, Van Kampen Senior Loan Fund was renamed Invesco Van Kampen Senior Loan Fund. Share class returns will differ because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class IB and Class IC shares was 1.59%, 2.34%, 2.34%, 1.59% and 1.59%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class IB and Class IC shares was 1.92%, 2.67%, 2.67%, 1.67% and 1.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 3.25% sales charge. Prior to November 30, 2010, Class B share performance reflects an early withdrawal charge of 3% in the first year after purchase and declines to 0% after year five. Class C share performance reflects an early withdrawal charge of 1% for the first year after purchase. Class IB shares, Class IC shares and Class B shares (after November 30, 2010) are not continuously offered and have no early withdrawal charges.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses on Class A, Class B and Class C shares, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers by the distributor in effect through at least June 30, 2012. See current prospectus for more information.

8 Invesco Van Kampen Senior Loan Fund

Schedule of Investments

February 29, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Variable Rate Senior Loan Interests–108.98%(a)(b)
Aerospace & Defense–2.61%
ARINC Inc., Second Lien Term Loan	6.25%	10/25/15	$2,956	$2,911,552

AVIO S.p.A. (Italy), Term Loan B2	2.12%	12/13/14	447	429,255

Term Loan C2	2.99%	12/13/15	476	459,993

DAE Aviation Holdings, Inc.,
Tranche B-1 Term Loan	5.56%	07/31/14	672	665,405

Tranche B-2 Term Loan	5.56%	07/31/14	644	636,867

DynCorp International LLC, Term Loan B	6.25%	07/07/16	3,889	3,889,109

IAP Worldwide Services, Inc., PIK First Lien Term Loan(c)	9.25%	12/28/12	7,322	6,690,342

Sequa Corp., Incremental Term Loan	6.25%	12/03/14	1,979	1,995,550

Term Loan	3.84%	12/03/14	8,108	8,058,947

SI Organization, Inc. (The), Term Loan B	4.50%	11/22/16	1,961	1,899,096

TASC, Inc., Term Loan B	4.50%	12/18/15	3,028	3,020,976

Wyle Services Corp., Term Loan B	5.75%	03/27/17	3,439	3,404,902

				34,061,994

Air Transport–0.89%
Delta Air Lines, Inc., Revolver Loan(d)	0.75%	03/28/13	4,500	4,367,250

Term Loan B	4.25%	03/07/16	6,542	6,337,192

US Airways Group Inc., Term Loan	2.74%	03/21/14	986	911,803

				11,616,245

Automotive–3.74%
Federal-Mogul Corp., Term Loan B	2.20%	12/29/14	3,805	3,653,574

Term Loan C	2.19%	12/28/15	2,851	2,737,715

General Motors Holdings, Revolver Loan(d)	0.38%	10/27/15	14,583	13,133,768

Hertz Corp. (The), Synthetic LOC	3.75%	03/09/18	2,102	2,012,996

KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	11,183	11,195,242

Key Safety Systems, Inc., First Lien Term Loan	2.59%	03/08/14	6,337	6,118,801

Metaldyne Co. LLC, Term Loan B	5.25%	05/18/17	3,073	3,082,716

Performance Transportation Services,
LOC (Acquired 02/23/07-07/17/07; Cost $500,308)(e)(f)(g)	0.00%	01/25/13	500	60,037

Term Loan (Acquired 02/23/07; Cost $343,558)(e)(f)(g)	0.00%	01/25/13	344	41,227

Schaeffler AG (Germany), Term Loan C2	6.00%	01/27/17	4,157	4,178,627

Veyance Technologies, Inc.,
Delayed Draw Term Loan	2.75%	07/31/14	344	326,630

Initial Term Loan	2.75%	07/31/14	2,399	2,280,454

				48,821,787

Beverage and Tobacco–0.23%
DS Waters Enterprises, L.P., First Lien Term Loan	10.50%	08/15/17	3,066	2,992,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Building & Development–4.57%
Axia Acquisition Corp.,
PIK Second Lien Term Loan A(c)(h)	11.00%	03/11/16	$923	$577,065

Revolver Loan(d)(h)	1.00%	03/11/16	1,750	1,531,046

Second Lien Term Loan B(h)	5.00%	03/12/16	1,627	1,017,130

Beacon Sales Acquisition, Inc., Term Loan B	2.47%	09/30/13	2,234	2,197,770

Building Materials Holding Corp., PIK Second Lien Term Loan (Acquired 11/17/06-12/30/11; Cost $3,626,621)(c)	8.00%	01/05/15	2,459	2,139,517

Capital Automotive L.P., Term Loan B	5.00%	03/10/17	13,787	13,690,874

CB Richard Ellis Services, Inc., Term Loan C	3.49%	03/05/18	322	321,073

Term Loan D	3.75%	09/04/19	7,107	7,085,264

Champion Opco LLC, PIK Term Loan(c)	10.50%	12/31/13	1,775	1,459,713

Custom Building Products, Inc., Term Loan B	5.75%	03/19/15	4,406	4,417,128

El Ad IDB Las Vegas, LLC Tranche A1, Term Loan (Acquired 08/31/07; Cost $2,500,000)	3.01%	08/09/12	2,500	1,500,000

Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/19/10-02/22/12; Cost $207,892)(c)(d)	11.76%	12/31/12	208	205,814

Term Loan (Acquired 12/05/11-02/29/12; Cost $41,999)(d)	9.32%	04/30/12	43	42,547

Nortek, Inc., Term Loan	5.25%	04/26/17	3,664	3,650,146

RE/MAX International, Inc., Term Loan	5.50%	04/15/16	1,004	1,002,770

Realogy Corp.,
Extended LOC	4.53%	10/10/16	79	73,351

Extended Revolver Loan	3.49%	04/08/16	6,471	5,470,842

Extended Term Loan	4.77%	10/10/16	11,091	10,347,018

LOC	3.25%	10/10/13	1,058	1,002,747

Rhodes Homes, PIK Term Loan (Acquired 11/23/05-09/30/11; Cost $2,226,810)	2.58%	03/31/16	574	473,926

WCI Communities, Inc., PIK Term Loan(c)	10.01%	09/02/16	1,543	1,494,985

				59,700,726

Business Equipment & Services–8.94%
Affinion Group, Inc., Term Loan B	5.00%	10/10/16	9,798	9,241,051

Asurion LLC, First Lien Term Loan	5.50%	05/24/18	14,085	14,072,544

Second Lien Term Loan	9.00%	05/24/19	1,185	1,208,892

Bright Horizons Family Solutions, Inc., Revolver Loan(d)	0.51%	05/28/14	6,000	5,926,800

Term Loan B	4.25%	05/28/15	5,055	5,034,575

Brock Holdings III, Inc., Term Loan B	6.00%	03/16/17	4,386	4,359,895

Contec, LLC, Tranche B Term Loan(g)	0.00%	07/28/14	2,885	879,837

Education Management LLC, Extended Revolver Loan(d)	3.35%	06/01/15	2,000	1,818,400

Emdeon, Inc., Term Loan B	6.75%	11/02/18	4,849	4,919,725

First Data Corp.,
Delayed Draw Term Loan (Acquired 01/20/11; Cost $2,537,547)	2.99%	09/24/14	2,662	2,415,423

Extended Term Loan B	4.24%	03/23/18	3,491	3,145,029

Term Loan B1	2.99%	09/24/14	7,050	6,757,807

Term Loan B2	2.99%	09/24/14	8,819	8,453,766

Term Loan B3	2.99%	09/24/14	7,051	6,759,035

Hillman Cos., Inc., Term Loan B	5.00%	05/27/16	145	144,330

iPayment, Inc., Term Loan B	5.75%	05/08/17	5,027	5,028,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Business Equipment & Services–(continued)

Kronos, Inc., Second Lien Tranche B1	10.58%	06/08/18	$4,572	$4,619,645

Tranche C Term Loan	6.25%	12/28/17	3,320	3,374,045

Mitchell International, Inc., First Lien Term Loan	2.63%	03/28/14	318	306,586

Second Lien Term Loan	5.88%	03/30/15	3,897	3,792,778

NCO Group, Inc., Term Loan B	8.00%	05/15/13	10,693	10,655,800

SkillSoft Corp., Tranche C Term Loan	6.50%	05/26/17	305	305,783

SMG Holdings, Inc., Term Loan B (Acquired 08/03/07-01/10/08; Cost $2,792,714)	3.50%	07/27/14	2,817	2,788,592

Sungard Data Systems, Inc., Incremental Term Loan	3.74%	02/28/14	1,611	1,611,621

Tranche B	4.06%	02/26/16	9,141	9,150,186

				116,770,785

Cable & Satellite Television–4.60%
AMC Networks Inc., Term Loan B	4.00%	12/31/18	1,532	1,528,268

BBHI Acquisition LLC, Term Loan B	4.50%	12/14/17	1,356	1,355,668

CCO Holdings, LLC, Third Lien Term Loan	2.74%	09/05/14	13,125	12,990,928

Cequel Communications, LLC, Term Loan B	4.00%	02/11/19	8,699	8,627,241

Charter Communications Operating, LLC,
Incremental B-2 Term Loan	7.25%	03/06/14	54	54,088

Extended Term Loan C	3.83%	09/06/16	2,327	2,315,811

Kabel Deutschland GmbH (Germany), Term Loan F	4.25%	02/01/19	4,953	4,946,327

Knology Inc., Term Loan B	4.00%	08/18/17	5,849	5,818,115

MCC Iowa LLC,
Tranche D-1 Term Loan	1.94%	01/30/15	1,147	1,106,911

Tranche D-2 Term Loan	1.94%	01/30/15	1,886	1,819,575

Mediacom Broadband LLC, Tranche F Term Loan	4.50%	10/23/17	2,251	2,248,346

Mediacom Illinois, LLC, Tranche C Term Loan	1.94%	01/30/15	1,520	1,471,360

Mediacom LLC, Tranche E Term Loan	4.50%	10/23/17	4,034	4,012,152

Midcontinent Communications, Term Loan B	4.00%	12/30/16	118	116,787

NDS Finance Ltd., Term Loan B	4.00%	03/12/18	2,378	2,360,317

UPC Financing Partnership, Term Loan	4.75%	12/29/17	3,108	3,112,588

Term Loan X (Netherlands)	3.77%	12/29/17	1,000	986,250

Yankee Cable Acquisition, LLC, Term Loan B1	6.50%	08/26/16	5,258	5,236,447

				60,107,179

Chemicals & Plastics–3.16%
Harko C.V., Term Loan B	5.75%	08/02/17	948	953,367

Houghton International, Inc., Term Loan B	6.75%	01/29/16	3,671	3,689,525

INEOS Holdings Ltd. (United Kingdom), Term Loan C2	8.00%	12/16/14	200	208,272

Metokote Corp., Term Loan (Acquired 06/03/05-11/02/06; Cost $8,021,639)	10.00%	11/27/13	8,020	7,969,857

Momentive Specialty Chemicals, Inc.,
Extended Term Loan C-1B	4.06%	05/05/15	756	749,171

Extended Term Loan C-2B	4.38%	05/05/15	158	156,175

Extended Term Loan C-4B (Acquired 04/27/11; Cost $3,547,658)	4.31%	05/05/15	3,558	3,478,178

Extended Term Loan C-5B	4.38%	05/05/15	2,258	2,213,104

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Chemicals & Plastics–(continued)

OMNOVA Solutions, Inc., Term Loan B	5.75%	05/31/17	$6,547	$6,538,505

Phillips Plastics Corp., Term Loan	6.50%	02/10/17	1,282	1,280,180

PolyOne Corp., Term Loan	5.00%	12/20/17	1,642	1,650,721

Potters Holdings II L.P., First Lien Term Loan	6.00%	05/05/17	2,532	2,532,771

PQ Corp., Term Loan B	3.50%	07/30/14	5,318	5,209,306

Taminco Global Chemical Corp., Term Loan	6.25%	02/15/19	1,476	1,486,344

Tronox, Inc.,
Delayed Draw Term Loan	1.00%	02/09/18	448	448,648

Term Loan B	4.25%	02/08/18	1,642	1,645,044

Univar Inc., Term Loan B	5.00%	06/30/17	1,057	1,051,454

				41,260,622

Clothing & Textiles–0.49%
Levi Strauss & Co., Term Loan	2.49%	03/27/14	6,300	6,095,250

Warnaco, Inc., Term Loan	3.75%	06/15/18	324	323,723

				6,418,973

Conglomerates–0.75%
Goodman Global Holdings, Inc., First Lien Term Loan	5.75%	10/28/16	6,705	6,764,118

Second Lien Term Loan	9.00%	10/30/17	555	566,147

RGIS Holdings LLC,
Delayed Draw Term Loan (Acquired 09/12/07; Cost $120,304)	3.08%	04/30/14	120	118,800

Term Loan B (Acquired 06/05/07; Cost $2,406,096)	3.08%	04/30/14	2,406	2,376,020

				9,825,085

Containers & Glass Products–5.89%
Anchor Glass Container Corp., First Lien Term Loan	6.00%	03/02/16	3,222	3,225,793

Second Lien Term Loan	10.00%	09/02/16	2,525	2,523,940

Berlin Packaging LLC, Term Loan	3.38%	08/17/14	5,269	5,092,492

BWAY Corp.,
Canadian Term Loan C	4.50%	02/23/18	240	239,964

Term Loan B	4.50%	02/23/18	2,602	2,603,141

Consolidated Container Co. LLC, Term Loan	2.50%	03/28/14	506	494,962

Exopack, LLC, Term Loan	6.50%	05/31/17	5,659	5,662,284

Graphic Packaging International, Inc., Revolver Loan(d)	0.51%	05/16/13	5,000	4,950,000

Hoffmaster Group, Inc., First Lien Term Loan	7.00%	01/03/18	2,583	2,586,959

Pertus Sechszehnte GmbH (Germany), Term Loan B2	2.74%	06/12/15	4,045	3,635,394

Term Loan C2	2.99%	06/13/16	4,045	3,655,619

Ranpak Corp., Term Loan	4.75%	04/20/17	955	957,854

Reynolds Group Holdings Inc.,
Tranche B Term Loan	6.50%	02/09/18	1,942	1,964,772

Tranche C Term Loan	6.50%	08/09/18	23,984	24,288,632

Sealed Air Corp., Term Loan B	4.75%	10/03/18	2,060	2,084,992

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Containers & Glass Products–(continued)

TricorBraun, Inc., Add on Term Loan (Acquired 01/06/12; Cost $1,224,294)	5.01%	07/21/13	$1,236	$1,235,583

Revolver(d)	1.35%	07/31/13	2,500	2,461,275

Term Loan B	2.51%	07/31/13	9,462	9,324,019

				76,987,675

Cosmetics & Toiletries–1.63%
Huish Detergents, Inc., Second Lien Term Loan	4.50%	10/26/14	1,000	849,165

Term Loan B	2.25%	04/25/14	4,249	3,972,735

KIK Custom Products, Inc.,
Canadian Term Loan	2.52%	06/02/14	670	620,360

First Lien Term Loan	2.52%	06/02/14	3,907	3,618,768

Second Lien Term Loan	5.26%	11/28/14	4,800	3,210,000

Levlad, LLC, Term Loan	10.00%	03/05/15	795	753,472

Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 12/22/04-02/04/11; Cost $10,285,012)(c)(h)	7.00%	02/19/15	3,148	2,864,265

Prestige Brands, Inc., Term Loan	5.25%	01/31/19	2,132	2,146,125

Revlon Consumer Products Corp., Term Loan B	4.75%	11/17/17	3,302	3,303,442

				21,338,332

Drugs–3.53%
Catalent Pharma Solutions, Incremental Term Loan	5.25%	09/15/17	3,214	3,228,711

Grifols Inc., Term Loan B	4.50%	02/13/18	11,866	11,806,528

Harlan Sprague Dawley, Inc., Term Loan B	3.86%	07/11/14	5,261	4,734,733

IMS Health, Inc., Term Loan B	4.50%	08/25/17	2,404	2,412,378

Medpace, Inc., Term Loan	6.50%	06/16/17	4,308	4,157,154

Quintiles Transnational Corp., Term Loan B	5.00%	06/08/18	7,560	7,540,930

RPI Finance Trust, Term Loan Tranche 2	4.00%	05/09/18	2,832	2,836,723

Warner Chilcott Co., LLC, Term Loan B2	4.25%	03/15/18	2,155	2,155,269

Warner Chilcott Corp., Term Loan B1	4.25%	03/15/18	4,310	4,310,538

WC Luxco S.a.r.l., Term Loan B3	4.25%	03/15/18	2,963	2,963,495

				46,146,459

Ecological Services & Equipment–1.22%
Environmental Systems Products Holdings, Inc., Second Lien Term Loan (Acquired 01/25/12; Cost $1,170,102)	15.50%	03/31/17	1,170	1,170,102

Safety Kleen (SK Holdings), Term Loan B	5.00%	02/17/17	418	419,611

ServiceMaster Co.,
Delayed Draw Term Loan	2.75%	07/24/14	1,176	1,165,387

Term Loan	2.83%	07/24/14	11,810	11,702,427

Synagro Technologies, Inc., Second Lien Term Loan	5.01%	10/02/14	900	726,754

Term Loan B	2.26%	04/02/14	904	817,523

				16,001,804

Electronics & Electrical–4.20%
Aeroflex Inc., Term Loan B	4.25%	05/09/18	3,080	3,010,689

Blackboard, Inc., Second Lien Term Loan	11.50%	04/04/19	1,621	1,489,882

Term Loan B	7.50%	10/04/18	5,963	5,909,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Electronics & Electrical–(continued)

Butterfly Wendel U.S., Inc. (France), Term Loan B2	3.25%	06/23/14	$1,387	$1,377,392

Term Loan C2	4.00%	06/22/15	1,387	1,383,879

CommScope, Inc., Term Loan B	5.00%	01/14/18	2,593	2,599,536

DEI Sales, Inc., Term Loan B	7.00%	07/13/17	3,300	3,250,213

DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	3,067	3,013,722

Eastman Kodak Co., DIP Term Loan B	8.50%	07/20/13	1,524	1,549,214

Freescale Semiconductor, Inc., Extended Term Loan B	4.52%	12/01/16	6,212	6,073,407

Go Daddy Operating Co., LLC, Term Loan	7.00%	12/17/18	2,353	2,375,853

Open Solutions, Inc., Term Loan B	2.69%	01/23/14	7,179	6,710,311

Proquest-CSA LLC, Term Loan	3.75%	02/07/14	2,091	2,045,332

Sophia, L.P., Term Loan B	6.25%	07/19/18	9,979	10,110,144

Spectrum Brands, Inc., Term Loan B	5.00%	06/17/16	3,979	3,993,437

				54,892,172

Equipment Leasing–0.56%
BakerCorp International, Inc., Term Loan B	5.00%	06/01/18	3,423	3,428,968

Flying Fortress Inc., First Lien Term Loan	5.00%	02/23/17	3,963	3,923,409

				7,352,377

Farming & Agriculture–0.53%
Wm. Bolthouse Farms, Inc., First Lien Term Loan	5.51%	02/11/16	4,100	4,114,480

Second Lien Term Loan	9.50%	08/11/16	2,864	2,873,043

				6,987,523

Financial Intermediaries–2.83%
Fidelity National Information Solutions, Inc., Term Loan B	4.25%	07/18/16	2,947	2,967,494

Grosvenor Capital Management Holdings, LLP, Extended Term Loan C (Acquired 10/08/10; Cost $3,316,033)	4.31%	12/05/16	3,316	3,199,972

Moneygram International, Inc., Term Loan B	4.50%	11/20/17	534	532,203

Term Loan B1	4.50%	11/17/17	396	394,969

Nuveen Investments, Inc.,
Extended Term Loan	5.81%	05/12/17	11,468	11,475,319

First Lien Term Loan	5.82%	11/13/14	3,226	3,215,075

RJO Holdings Corp.,
FCM Term Loan (Acquired 12/10/10-01/21/11; Cost $37,568)	6.25%	12/10/15	151	130,480

HoldCo Term Loan B	7.00%	12/10/15	5,338	4,163,331

Trans Union, LLC, Term Loan B	4.75%	02/12/18	1,437	1,443,976

Transfirst Holdings, Inc.,
PIK Second Lien Term Loan(c)	6.25%	06/15/15	4,958	4,611,327

Term Loan B	3.00%	06/15/14	5,041	4,843,488

				36,977,634

Food & Drug Retailers–2.17%
General Nutrition Centers, Inc., Term Loan B	4.25%	03/02/18	1,045	1,045,967

NBTY, Inc., Term Loan B	4.25%	10/02/17	1,555	1,557,842

Pantry, Inc. (The),
Delayed Draw Term Loan B	2.00%	05/15/14	91	89,169

Term Loan B	2.00%	05/15/14	316	309,659

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Food & Drug Retailers–(continued)

Rite Aid Corp., Term Loan B	2.01%	06/04/14	$5,568	$5,443,702

Tranche 5	4.50%	03/02/18	6,405	6,326,176

Roundy’s Supermarkets, Inc., Term Loan B	5.75%	02/08/19	4,791	4,808,156

Supervalu Inc., Term Loan B3	4.50%	04/28/18	8,764	8,786,510

				28,367,181

Food Products–3.96%
Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18	773	768,890

Dean Foods Co.,
Extended Term Loan B1	3.58%	04/02/16	992	976,316

Extended Term Loan B2	3.55%	04/02/17	136	133,908

Del Monte Foods Co., Term Loan	4.50%	03/08/18	12,442	12,248,311

Dole Food Co., Inc.,
Tranche B2	5.04%	07/06/18	3,216	3,237,719

Tranche C2	5.03%	07/06/18	5,973	6,012,907

Farley’s & Sathers Candy Co., Inc., Term Loan B	6.50%	03/30/18	3,548	3,529,979

JBS USA Holdings Inc., Term Loan	4.25%	05/25/18	5,544	5,550,890

Pierre Foods, Inc., First Lien Term Loan	7.00%	09/30/16	9,083	9,105,726

Second Lien Term Loan	11.25%	09/29/17	902	905,868

Pinnacle Foods Finance LLC, Revolver Loan(d)	0.87%	04/02/13	7,000	6,457,500

Tranche D Term Loan	6.00%	04/02/14	2,744	2,768,366

				51,696,380

Food Service–0.98%
Burger King Corp., Term Loan B	4.50%	10/19/16	5,513	5,508,341

Focus Brands, Inc., Term Loan B	6.25%	02/21/18	1,533	1,541,396

OSI Restaurant Partners, LLC, Revolver Loan	1.09%	06/14/13	460	450,337

Term Loan B	2.56%	06/14/14	4,665	4,568,218

Restaurant Holding Company, LLC, Term Loan B	9.00%	02/17/17	793	792,570

				12,860,862

Forest Products–0.86%
Ainsworth Lumber Co., Ltd., Term Loan	5.25%	06/26/14	2,400	2,202,600

Cenveo Corp., Term Loan B	6.25%	12/21/16	7,576	7,566,230

Verso Paper Holdings LLC, PIK Term Loan(c)	6.84%	02/01/13	473	248,555

Xerium Technologies, Inc., Term Loan B	5.50%	05/22/17	1,203	1,201,718

				11,219,103

Health Care–6.92%
Alere, Inc., Incremental Term Loan	4.50%	06/30/17	1,000	995,360

Term Loan B	4.50%	06/30/17	4,372	4,351,420

Biomet, Inc., Term Loan B	3.46%	03/25/15	239	237,205

CareStream Health, Inc., Term Loan B	5.00%	02/25/17	11,064	10,556,346

Community Health Systems, Inc., Extended Term Loan B	4.08%	01/25/17	3,484	3,451,255

DJO Finance LLC, Term Loan B	3.24%	05/20/14	3,989	3,942,690

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Health Care–(continued)

Drumm Investors, LLC, Term Loan	5.00%	05/04/18	$6,061	$5,728,085

Genoa Healthcare Group, LLC,
PIK Second Lien Term Loan(c)	14.00%	02/10/15	1,113	806,838

Term Loan B	7.25%	08/08/14	655	619,299

Gentiva Health Services, Inc., Term Loan B	6.50%	08/17/16	1,570	1,503,872

HCA, Inc.,
Extended Term Loan B2	3.83%	03/31/17	5,568	5,503,840

Extended Term Loan B3	3.49%	05/01/18	10,118	9,978,431

HCR Healthcare, LLC, Term Loan	5.00%	04/06/18	3,790	3,628,254

Health Management Associates, Inc., Term Loan B	4.50%	11/16/18	6,689	6,662,876

Kindred Healthcare, Inc., Term Loan	5.25%	06/01/18	2,931	2,831,522

Kinetic Concepts, Inc., Term Loan B	7.00%	05/04/18	13,319	13,582,244

Sun Healthcare Group Inc., Term Loan B	8.75%	10/15/16	2,601	2,321,693

Surgery Center Holdings, Inc., Term Loan B	6.50%	02/06/17	2,592	2,442,541

Surgical Care Affiliates, Inc.,
Class B Term Loan	4.58%	12/29/17	9,100	8,530,806

Extended Revolver Loan(d)	0.38%	06/30/16	3,000	2,685,000

TriZetto Group, Inc. (The), Term Loan B	4.75%	05/02/18	10	9,586

				90,369,163

Home Furnishings–1.05%
Hunter Fan Co., Revolver Loan 2(d)	2.26%	04/16/13	3,542	3,386,630

Second Lien Term Loan	7.00%	10/16/14	1,471	1,210,779

Term Loan	2.75%	04/16/14	850	794,741

National Bedding Co. LLC, Second Lien Term Loan	5.25%	02/28/14	4,788	4,738,915

Quality Home Brands Holdings, LLC,
PIK Cash-Pay Term Loan(c)	8.50%	06/30/14	1,004	734,320

PIK Term Loan(c)	10.25%	06/30/14	1,005	728,530

Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17	2,199	2,160,139

				13,754,054

Industrial Equipment–1.56%
Colfax Corp., Term Loan B	4.50%	01/11/19	5,373	5,386,160

Hupah Finance Inc., Term Loan B	6.25%	01/21/19	2,974	2,981,421

Husky Injection Molding Systems Ltd., Term Loan B	6.50%	06/29/18	1,323	1,331,747

Manitowoc Co., Inc. (The), Term Loan B	4.25%	11/13/17	975	975,007

Mold-Masters (2007) Ltd. (Canada), Mold Masters Term Loan	4.06%	10/10/14	5,205	5,122,730

Unifrax Corp., Term Loan	7.00%	11/28/18	4,579	4,633,337

				20,430,402

Insurance–1.88%
Alliant Holdings I, Inc., Term Loan B	3.58%	08/21/14	3,472	3,444,688

Term Loan D	6.75%	08/21/14	2,085	2,103,008

C.G. JCF Corp., Term Loan	3.27%	08/01/14	297	295,812

HMSC Corp., Second Lien Term Loan	5.74%	10/03/14	1,119	685,660

Sedgwick CMS Holdings, Inc., Second Lien Term Loan	9.00%	05/26/17	4,200	4,168,500

Term Loan	5.00%	12/30/16	5,551	5,544,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Insurance–(continued)

USI Holdings Corp., Revolver Loan(d)	0.56%	05/05/13	$6,667	$6,036,667

Term Loan	2.75%	05/05/14	2,305	2,268,735

				24,547,476

Leisure Goods, Activities & Movies–2.39%
24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16	6,300	6,201,312

Alpha D2 Ltd. (United Kingdom), Second Lien Term Loan	3.74%	06/30/14	2,517	2,412,854

Term Loan B	2.37%	12/31/13	4,285	4,142,717

Term Loan B2	2.37%	12/31/13	2,946	2,848,811

AMC Entertainment, Inc., Term Loan B3	4.25%	02/22/18	2,509	2,486,744

Fender Musical Instruments Corp.,
Delayed Draw Term Loan	2.50%	06/09/14	183	176,170

Term Loan B	2.50%	06/09/14	363	348,680

IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,648	1,646,405

Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	2,869	2,876,286

Regal Cinemas, Inc., Term Loan B	3.58%	08/23/17	264	263,287

Sabre, Inc., Term Loan B	2.33%	09/30/14	3,524	3,320,877

Six Flags Theme Parks, Inc., Term Loan B	4.25%	12/20/18	4,472	4,462,688

				31,186,831

Lodging & Casinos–6.44%
Boyd Gaming Corp.,
Extended Revolver Loan	3.71%	12/17/15	5,958	5,459,308

Incremental Term Loan	6.00%	12/17/15	1,525	1,533,117

Term Loan	3.74%	12/17/15	3,235	3,156,874

Caesars Entertainment Operating Co.,
Extended Term Loan B6	5.49%	01/26/18	4,474	4,074,910

Term Loan B1	3.24%	01/28/15	12,194	11,454,774

Term Loan B2	3.24%	01/28/15	5,953	5,592,282

Term Loan B3	3.25%	01/28/15	20,179	16,509,386

Cannery Casino Resorts, LLC,
Delayed Draw Term Loan	4.49%	05/20/13	4,168	4,029,577

Second Lien Term Loan	4.49%	05/16/14	3,000	2,775,000

Term Loan B	4.49%	05/17/13	5,040	4,872,077

CCM Merger, Inc., Term Loan B	7.00%	03/01/17	5,675	5,689,584

Golden Nugget, Inc.,
PIK Delayed Draw Term Loan(c)	3.25%	06/30/14	1,082	1,023,854

PIK Term Loan B(c)	3.25%	06/30/14	1,881	1,779,355

Isle of Capri Casinos, Inc., Term Loan B	4.75%	11/01/13	3,799	3,805,744

Las Vegas Sands LLC,
Extended Delayed Draw Term Loan 2	2.75%	11/23/15	2,255	2,192,801

Extended Term Loan B	2.75%	11/23/16	3,252	3,161,628

Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15	7,056	7,078,261

				84,188,532

Nonferrous Metals & Minerals–0.15%
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/24/19	1,916	1,901,538

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Oil & Gas–2.02%
Buffalo Gulf Coast Terminals LLC, Term Loan B	7.50%	10/31/17	$2,839	$2,845,832

CCS Corp. (Canada), Term Loan B	3.24%	11/14/14	4,506	4,375,711

Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15	1,772	1,794,190

Glenn Pool Oil & Gas Trust, Term Loan	4.50%	05/02/16	2,458	2,463,925

Obsidian Natural Gas Trust (United Kingdom), Term Loan	7.00%	11/02/15	4,131	4,161,930

Western Refining, Inc., Term Loan B	7.50%	03/15/17	7,272	7,354,188

Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	3,367	3,371,285

				26,367,061

Publishing–4.44%
Cengage Learning Acquisitions, Inc., Tranche 1 Incremental Loan	7.50%	07/03/14	2,924	2,851,136

Clarke American Corp., Term Loan B	2.79%	06/30/14	6,292	5,777,193

Cygnus Business Media, Inc., PIK Term Loan (Acquired 07/19/04; Cost $5,589,003)(c)(h)	9.75%	06/30/13	5,639	2,537,556

Endurance Business Media, Inc., First Lien Term Loan(h)	6.50%	12/15/14	6,561	1,640,161

F&W Media, Inc., Term Loan	7.75%	06/09/14	5,151	4,764,884

GateHouse Media Operating, Inc.,
Delayed Draw Term Loan	2.25%	08/28/14	639	184,082

Revolver Loan(d)	0.50%	02/28/14	1,500	1,275,000

Term Loan B	2.25%	08/28/14	1,102	317,442

Knowledgepoint 360 Group, LLC, First Lien Term Loan (Acquired 05/18/07; Cost $1,322,143)	3.75%	04/14/14	1,322	1,209,761

Second Lien Term Loan (Acquired 05/18/07; Cost $1,010,000)	7.50%	04/13/15	1,000	800,000

MC Communications, LLC, PIK Term Loan(c)	6.75%	12/31/12	4,100	666,278

MediaNews Group, Inc., Term Loan	8.50%	03/19/14	2,783	2,696,339

MediMedia USA, Inc., Extended Term Loan B	6.25%	08/15/14	866	818,009

Merrill Communications, LLC,
PIK Second Lien Term Loan(c)	13.71%	11/15/13	2,808	2,063,897

Term Loan	7.50%	12/24/12	2,649	2,456,911

Network Communications, Inc., Term Loan (Acquired 08/08/07-01/13/12; Cost $5,020,701)	5.51%	11/29/13	5,021	3,489,387

Newsday LLC, Term Loan	6.82%	08/01/13	2,333	2,356,666

Tribune Co., Term Loan B(e)(g)	5.25%	06/04/14	32,911	21,543,216

Yell Group PLC, Tranche A3 Term Loan	3.74%	04/30/14	1,509	584,482

				58,032,400

Radio & Television–7.75%
Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17	1,609	1,622,031

Clear Channel Communication, Term Loan A	3.64%	07/29/14	10,768	10,210,146

Term Loan B	3.89%	01/28/16	21,011	17,331,845

CMP KC LLC, Term Loan (Acquired 05/17/06-03/15/10; Cost $12,697,068)(g)	6.25%	10/03/12	12,682	1,712,087

Foxco Acquisition Sub, LLC, Term Loan B	4.75%	07/14/15	3,928	3,925,205

Harron Communications Corp., Term Loan B	5.25%	10/06/17	3,985	3,967,431

High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16	1,443	1,446,125

Intelsat Jackson Holdings S.A., Tranche B Term Loan	5.25%	04/02/18	12,666	12,683,593

LIN Television Corp., Term Loan B	5.00%	12/21/18	1,308	1,317,977

Multicultural Radio Broadcasting, Inc., Second Lien Term Loan (Acquired 12/21/06; Cost $4,775,000)	5.99%	06/18/13	4,775	3,867,750

Term Loan	3.00%	12/18/12	2,180	2,020,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Radio & Television–(continued)

NEP II, Inc., Extended Term Loan B2	3.49%	02/16/17	$1,077	$1,049,035

Newport Television LLC, Term Loan B	9.00%	09/14/16	5,399	5,410,433

Raycom TV Broadcasting, Inc., Term Loan B	4.50%	05/31/17	3,702	3,648,142

Univision Communications Inc., Extended Term Loan	4.49%	03/31/17	31,895	29,716,010

Weather Channel (The), Term Loan B	4.25%	02/13/17	1,402	1,407,402

				101,336,029

Retailers (except Food & Drug)–2.26%
AMSCAN Holdings, Inc., Term Loan B	6.75%	12/04/17	7,080	7,092,193

Claire’s Stores, Inc., Term Loan B	3.05%	05/29/14	3,123	2,970,268

Educate, Inc., Term Loan (Acquired 06/27/07-06/23/08; Cost $1,586,384)	8.51%	06/16/14	1,641	1,640,960

Guitar Center Inc., Extended Term Loan	5.83%	04/10/17	6,569	6,156,056

Gymboree Corp. (The), Term Loan	5.00%	02/23/18	53	50,540

J. Crew Group, Inc., Term Loan B	4.75%	03/07/18	7,956	7,811,053

Michaels Stores, Inc.,
Extended Term Loan B3	5.13%	07/29/16	1,939	1,932,705

Term Loan B2	5.13%	07/29/16	1,042	1,038,843

Petco Animal Supplies, Inc., Term Loan	4.50%	11/24/17	839	837,721

Pilot Travel Centers LLC, Term Loan B	4.25%	03/30/18	51	51,212

				29,581,551

Steel–0.23%
JMC Steel Group, Inc., Term Loan	4.75%	04/03/17	2,151	2,150,141

WireCo WorldGroup Inc., Term Loan (Acquired 02/16/07-08/07/07; Cost $818,887)	5.00%	02/10/14	819	806,604

				2,956,745

Surface Transport–1.02%
Avis Budget Car Rental, LLC, Incremental Term Loan	6.25%	09/21/18	4,430	4,486,769

JHCI Acquisition, Inc., First Lien Term Loan	2.75%	06/19/14	829	770,352

Kenan Advantage Group, Inc., Term Loan	4.50%	06/10/16	2,990	2,990,090

Swift Transportation Co. Inc., Term Loan B	6.00%	12/21/16	5,006	5,020,275

				13,267,486

Telecommunications–7.30%
Avaya, Inc., Extended Term Loan B3	4.99%	10/26/17	8,178	7,954,279

Cellular South, Inc., Term Loan B	4.50%	07/27/17	3,680	3,670,775

Consolidated Communications, Inc., Non Extended Term Loan B	2.75%	12/31/14	500	494,375

Crown Castle International Corp., Term Loan B	4.00%	01/31/19	980	977,231

Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16	9,592	8,139,334

Genesys Telecom Holdings, U.S., Inc., Term Loan B	6.75%	01/31/19	3,415	3,440,055

Global Tel*Link Corp., Term Loan B	7.00%	12/14/17	5,988	5,982,703

Integra Telecom Inc., Term Loan B	9.25%	04/15/15	1,280	1,132,255

Level 3 Financing Inc., Term Loan B2	5.75%	09/03/18	5,895	5,952,544

Term Loan B3	5.75%	08/31/18	6,253	6,313,700

Tranche A Term Loan	2.73%	03/13/14	8,675	8,564,394

MetroPCS Wireless, Inc., Term Loan B3	4.01%	03/16/18	17,077	17,012,888

NeuStar, Inc., Term Loan B	5.00%	11/08/18	3,637	3,656,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Telecommunications–(continued)

NTELOS Inc., Term Loan B	4.00%	08/07/15	$3,080	$3,073,497

Securus Technologies Holdings, Inc., Term Loan	5.25%	05/31/17	3,304	3,273,427

Syniverse Technologies, Inc., Term Loan B	5.25%	12/21/17	2,611	2,623,729

TowerCo Finance LLC, Term Loan B	5.25%	02/02/17	4,499	4,524,238

U.S. Telepacific Corp., Term Loan B	5.75%	02/23/17	3,559	3,390,115

West Corp., Term Loan B4	4.62%	07/15/16	3,000	3,010,935

Term Loan B5	4.50%	07/15/16	2,233	2,241,390

				95,428,854

Utilities–5.23%
AES Corp., Term Loan	4.25%	06/01/18	7,290	7,300,242

BRSP, LLC, Term Loan B	7.50%	06/04/14	6,732	6,765,970

Calpine Corp., Term Loan	4.50%	04/02/18	6,114	6,079,514

FirstLight Power Resources, Inc., Second Lien Term Loan	4.75%	05/01/14	2,160	1,860,530

Term Loan B	2.75%	11/01/13	2,269	2,159,660

Longview Power LLC,
Extended Term Loan B	6.00%	10/31/17	2,427	2,200,465

Synthetic LOC	4.13%	02/28/14	373	339,112

NRG Energy, Inc., Term Loan B	4.00%	07/02/18	5,241	5,233,341

Primary Energy Operations LLC, Term Loan	6.50%	10/23/14	4,074	4,022,687

Star West Generation LLC, Term Loan B	6.00%	05/17/18	8,859	8,770,316

Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.76%	10/10/17	8,391	4,709,306

Non-Extended Term Loan	3.76%	10/10/14	21,995	13,476,620

TPF Generation Holdings LLC, Second Lien Term Loan C	4.83%	12/15/14	5,633	5,464,333

				68,382,096

Total Variable Rate Senior Loan Interests (Cost $1,531,446,745)				1,424,133,299

U.S. Dollar Denominated Bonds and Notes–9.38%
Air Transport–0.70%
Air Lease Corp.	7.38%	01/30/19	7,548	7,406,475

Continental Airlines, Inc.(j)	6.75%	09/15/15	1,700	1,729,750

				9,136,225

Automotive–0.12%
Goodyear Tire & Rubber Co.	7.00%	05/15/22	1,476	1,507,365

Cable & Satellite Television–0.93%
Cequel Communications, LLC(j)	8.63%	11/15/17	3,350	3,618,000

Charter Communications Operating LLC	6.63%	01/31/22	1,627	1,749,025

UPC Broadband Holdings, B.V. (Netherlands)(j)	7.25%	11/15/21	6,113	6,407,341

UPC Broadband Holdings, B.V. (Netherlands)(j)	6.88%	01/15/22	328	340,699

				12,115,065

Chemicals & Plastics–0.34%
INEOS Holdings Ltd. (United Kingdom)(j)	8.38%	02/15/19	457	488,990

Lyondell Chemical Co.	11.00%	05/01/18	3,214	3,527,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Chemicals & Plastics–(continued)

Taminco Global Chemical Corp.(j)	9.75%	03/31/20	$419	$437,855

				4,454,707

Containers & Glass Products–1.38%
Berry Plastics Group, Inc.(k)	5.32%	02/15/15	8,949	8,973,610

Reynolds Group Holdings Inc.(j)	7.88%	08/15/19	6,874	7,544,215

Reynolds Group Holdings Inc.(j)	9.88%	08/15/19	1,409	1,468,882

				17,986,707

Ecological Services & Equipment–0.06%
Environmental Systems Products Holdings, Inc., PIK(c)	16.00%	12/31/19	819	823,123

Food Products–0.14%
Post Holdings, Inc.(j)	7.38%	02/15/22	1,677	1,798,582

Forest Products–0.47%
Verso Paper Holdings LLC	11.50%	07/01/14	4,112	4,219,940

Verso Paper Holdings LLC(k)	4.30%	08/01/14	2,833	1,983,100

				6,203,040

Healthcare–0.99%
Accellent Inc.	8.38%	02/01/17	3,202	3,270,043

Apria Healthcare Group, Inc.	11.25%	11/01/14	9,167	9,716,667

				12,986,710

Home Furnishings–0.05%
Targus Group International, Inc., PIK (Acquired 12/16/09-12/14/10; Cost $1,845,387)(c)	10.00%	06/14/19	610	609,910

Lodging & Casinos–0.36%
Caesars Entertainment Operating Co.(j)	11.25%	06/01/17	3,462	3,808,200

Chester Downs & Marina, LLC(j)	9.25%	02/01/20	836	877,800

				4,686,000

Oil & Gas–0.47%
Coffeyville Resources, LLC(j)	9.00%	04/01/15	5,732	6,133,240

Surface Transport–0.09%
Avis Budget Car Rental, LLC	9.63%	03/15/18	1,106	1,213,835

Telecommunications–1.24%
Goodman Networks, Inc.(j)	12.13%	07/01/18	3,440	3,517,400

PAETEC Holding Corp.	8.88%	06/30/17	1,028	1,128,230

PAETEC Holding Corp.	9.88%	12/01/18	2,987	3,337,972

Wind Telecomunicazioni S.p.A. (Italy)(j)	7.25%	02/15/18	5,671	5,585,935

Windstream Corp.(j)	7.50%	06/01/22	2,483	2,638,188

				16,207,725

Utilities–2.04%
Calpine Corp.(j)	7.25%	10/15/17	4,908	5,227,020

Calpine Corp.(j)	7.50%	02/15/21	8,407	9,142,963

Calpine Corp.(j)	7.88%	01/15/23	4,157	4,562,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Utilities–(continued)

NRG Energy, Inc.	7.63%	05/15/19	$7,763	$7,763,000

				26,695,640

Total U.S. Dollar Denominated Bonds and Notes (Cost $118,664,577)				122,557,874

Structured Products–2.57%
Apidos Cinco CDO Ltd. (Cayman Islands)(k)	4.70%	05/14/20	639	428,311

Apidos Quattro CDO Ltd. (Cayman Islands)(j)(k)	4.16%	01/20/19	721	496,033

Ares XI CLO, Ltd.(j)(k)	3.47%	10/11/21	1,278	917,983

Atrium IV CDO Corp.(j)	9.18%	06/08/19	594	512,964

Banc of America Large Loan Inc.(j)(k)	2.00%	11/15/15	17,564	16,405,946

Columbus Nova CLO Ltd.(j)(k)	4.10%	05/16/19	3,167	2,071,839

Flagship CLO VI(k)	5.29%	06/10/21	1,918	1,322,851

Flagship CLO VI(j)(k)	5.29%	06/10/21	1,671	1,152,695

Four Corners CLO II, Ltd.(j)(k)	2.41%	01/26/20	573	426,347

Four Corners CLO II, Ltd.(k)	2.41%	01/26/20	191	142,116

Halcyon Loan Investors CLO II, Ltd. (Cayman Islands)(j)(k)	4.16%	04/24/21	2,875	1,913,509

ING Investment Management CLO III, Ltd.(j)(k)	4.07%	12/13/20	2,098	1,413,849

ING Investment Management CLO III, Ltd. (Cayman Islands)(j)(k)	4.81%	06/14/22	542	369,144

Madison Park Funding IV Ltd.(j)(k)	4.17%	03/22/21	2,424	1,699,304

Pacifica CDO VI, Ltd.(j)(k)	4.25%	08/15/21	1,059	683,107

Sierra CLO II Ltd.(k)	4.06%	01/22/21	1,279	853,376

Silverado CLO Ltd.(j)(k)	4.32%	10/16/20	1,545	1,067,863

Symphony CLO VIII, Ltd.(j)(k)	6.51%	01/09/23	1,916	1,685,554

Total Structured Products (Cost $34,782,224)				33,562,791

			Shares
Common Stocks & Other Equity Interests–1.47%
Building & Development–0.32%
Axia Acquisition Corp.(h)(j)(l)			505	1,263,250

Building Materials Holding Corp.(j)(l)			1,279,379	1,375,332

Lake at Las Vegas Joint Venture, LLC,
Class A (Acquired 07/15/10; Cost $7,938,060)(j)(l)			780	54,567

Class B (Acquired 07/15/10; Cost $93,975)(j)(l)			9	648

Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(j)(l)			39	—

Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(j)(l)			54	—

Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(j)(l)			60	—

Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(j)(l)			67	—

Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(j)(l)			76	—

Newhall Holding Co., LLC(j)(l)			615,547	723,268

Rhodes Homes(l)			1,038,734	259,684

WCI Communities, Inc.(j)(l)			9,079	522,042

				4,198,791

Chemicals & Plastics–0.20%
LyondellBasell Industries N.V. (Netherlands), Class A(l)			53,352	2,303,739

Metokote Corp., Wts. expiring 11/23/23(l)			295	305,015

				2,608,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Senior Loan Fund

	Shares	Value

Conglomerates–0.07%
Euramax International, Inc.(j)(l)	3,272	$948,938

Containers & Glass Products–0.00%
Nexpak Corp. (Acquired 09/01/99; Cost $6,411,681)(l)	70	—

Cosmetics & Toiletries–0.21%
Marietta Intermediate Holding Corp. (Acquired 12/22/04-01/14/05; Cost $4,632,828)(h)(j)(l)	3,872,488	2,672,017

Marietta Intermediate Holding Corp., Wts. expiring 02/20/19 (Acquired 07/25/06; Cost $0)(h)(j)(l)	519,444	—

Natural Products Group, Inc.(l)	4,893	36,694

		2,708,711

Ecological Services & Equipment–0.11%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $0)(j)(l)	13,648	1,501,280

Financial Intermediaries–0.00%
RJO Holdings Corp.,
Class A(j)(l)	2,314	1,157

Class B(j)(l)	3,000	1,500

RTS Investor Corp.(j)(l)	2,852	28,516

		31,173

Home Furnishings–0.16%
Generation Brands LLC (Acquired 01/29/10; Cost $0)(j)(l)	9,358	—

Targus Group International Inc. (Acquired 12/16/09; Cost $0)(j)(l)	22,469	162,226

World Kitchen, Inc. (Acquired 01/31/03; Cost $138,363)(l)	52,654	1,892,174

		2,054,400

Leisure Goods, Activities & Movies–0.03%
MEGA Brands Inc. (Canada)(j)(l)	41,386	334,618

Lodging & Casinos–0.14%
Wembley, Inc.,
Class A(j)(l)	189,050	1,764,404

Class B(j)(l)	3,583	37,625

		1,802,029

Oil & Gas–0.11%
Vitruvian Exploration LLC(j)(l)	55,390	1,481,682

Publishing–0.11%
Affiliated Media, Inc.(l)	81,915	1,310,642

Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,793,148)(h)(j)(l)	8,426	—

Endurance Business Media, Inc.(h)(j)(l)	13,517	135,172

F&W Media, Inc.(j)(l)	18,385	2,298

F&W Media, Inc., Wts. expiring 06/09/14(j)(l)	3,541	443

MC Acquisition Corp. (Acquired 07/02/09; Cost $0)(j)(l)	739,818	—

SuperMedia, Inc.(l)	4,806	13,697

		1,462,252

Radio & Television–0.00%
Cumulus Media, Inc., Wts. expiring 06/29/19 (Acquired 01/14/10; Cost $0)(j)(l)	11,850	26,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Senior Loan Fund

	Shares	Value

Telecommunications–0.00%
CTM Media Holdings Inc., Class B(l)	127	$4,966

Utilities–0.01%
Genie Energy Ltd., Class B(l)	7,632	73,191

Total Common Stocks & Other Equity Interests (Cost $62,919,925)		19,237,685

Preferred Stocks–0.04%
Ecological Services & Equipment–0.04%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $78,100)(j)(l)	3,124	521,708

Financial Intermediaries–0.00%
RTS Investor Corp.(j)(l)	584	43,801

Total Preferred Stocks (Cost $78,100)		565,509

Time Deposit–3.21%
State Street Bank & Trust Co. ($41,981,692 par, 0.01% coupon, dated 02/29/12, to be sold on 03/01/12 at $41,981,703)(m) (Cost $41,981,692)		41,981,692

TOTAL INVESTMENTS–125.65% (Cost $1,789,873,263)		1,642,038,850

OTHER ASSETS LESS LIABILITIES–(25.65)%		(335,197,673)

NET ASSETS–100.00%		$1,306,841,177

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLD	– Credit Linked Deposit
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-Possession
LOC	– Letter of Credit
PIK	– Payment-in-Kind
Sub.	– Subordinated

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(c)	All or a portion of this security is Payment-in-Kind.
(d)	All or a portion of this holding is subject to unfunded loan commitments. See Note 9.
(e)	This borrower has filed for protection in federal bankruptcy court.
(f)	This borrower is currently in liquidation.
(g)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $24,236,404, which represented 1.85% of the Fund’s Net Assets.
(h)	Affiliated company during the period. The Investment company act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of February 29, 2012 was $14,237,662, which represented 1.09% of the Fund’s Net Assets. See Note 5.
(j)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $109,747,246, which represented 8.36% of the Fund’s Net Assets.
(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(l)	Non-income producing securities acquired through the restructuring of senior loans.
(m)	Security is considered a cash equivalent for the purpose of the Statement of Cash Flows. See Note 1H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Senior Loan Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $1,740,329,399)	$1,627,711,188

Investments in affiliates, at value (Cost $49,543,864)	14,327,662

Total Investments, at value (Cost $1,789,873,263)	1,642,038,850

Receivable for:
Investments sold	31,857,974

Interest and fees	8,879,132

Fund shares sold	1,763,358

Investments matured	3,169,687

Unrealized appreciation swap agreements	226,113

Other assets	33,727

Total assets	1,687,968,841

Liabilities:
Payable for:
Borrowings	228,000,000

Investments purchased	144,171,829

Fund shares repurchased	152,852

Amount due to custodian	370,576

Income distributions	4,297,857

Accrued interest, facilities and maintenance fees	208,455

Accrued fees to affiliates	887,314

Accrued other operating expenses	1,121,101

Premiums received on swap agreements	180,000

Upfront commitment fees	1,737,680

Total liabilities	381,127,664

$1,306,841,177

Net assets consist of:
Shares of beneficial interest	$2,352,239,118

Undistributed net investment income	(11,985,303)

Undistributed net realized gain (loss)	(885,804,338)

Unrealized appreciation (depreciation)	(147,608,300)

$1,306,841,177

Net Assets:
Class A	$122,251,843

Class B	$14,948,155

Class C	$147,550,950

Class IB	$943,490,642

Class IC	$78,599,587

Shares outstanding, $0.01 par value per share:
Class A	18,586,117

Class B	2,272,756

Class C	22,431,714

Class IB	143,328,379

Class IC	11,943,881

Class A
Net asset value per share	$6.58

Maximum offering price per share (Net asset value of $6.58 divided by 96.75%)	$6.80

Class B:
Net asset value and offering price per share	$6.58

Class C:
Net asset value and offering price per share	$6.58

Class IB:
Net asset value and offering price per share	$6.58

Class IC:
Net asset value and offering price per share	$6.58

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Van Kampen Senior Loan Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest from unaffiliated investments	$64,641,076

Interest from affiliated investments	171,394

Dividends (net of foreign withholding taxes of $38,013)	216,746

Other income	3,195,120

Total investment income	68,224,336

Expenses:
Advisory fees	8,723,075

Administrative services fees	2,492,081

Custodian fees	445,113

Distribution fees:
Class A	363,162

Class B	173,406

Class C	1,682,748

Class IC	126,895

Interest, facilities and maintenance fees	2,664,829

Transfer agent fees	1,097,618

Trustees’ and officers’ fees and benefits	116,312

Reports to shareholders	1,052,468

Other	789,303

Total expenses	19,727,010

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(954,919)

Net expenses	18,772,091

Net investment income	49,452,245

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities — unaffiliated	(17,607,068)

Investment securities — affiliated	18,714

Swap agreements	304,583

(17,283,771)

Change in net unrealized appreciation of:
Investment securities	14,549,534

Swap agreements	38,207

14,587,741

Net realized and unrealized gain	(2,696,030)

Net increase in net assets resulting from operations	$46,756,215

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Van Kampen Senior Loan Fund

Statement of Changes in Net Assets

For the year ended February 29, 2012, the period August 1, 2010 to February 28, 2011 and the year ended July 31, 2010

		Seven months
	Year ended	ended	Year ended
	February 29,	February 28,	July 31,
	2012	2011	2010

Operations:
Net investment income	$49,452,245	$27,842,423	$46,384,918

Net realized gain (loss)	(17,283,771)	(14,411,629)	(128,952,790)

Change in net unrealized appreciation	14,587,741	82,768,461	261,268,235

Net increase in net assets resulting from operations	46,756,215	96,199,255	179,000,363

Distributions to shareholders from net investment income:
Class A	(7,277,131)	(5,018,297)	(9,403,005)

Class B	(738,609)	(421,663)	(794,596)

Class C	(7,162,880)	(4,699,451)	(9,212,195)

Class IB	(29,287,550)	(14,512,886)	(27,157,593)

Class IC	(4,244,682)	(2,632,994)	(4,934,432)

Total distributions to shareholders from net investment income	(48,710,852)	(27,285,291)	(51,501,821)

Return of capital:
Class A	—	—	(1,173,947)

Class B	—	—	(99,204)

Class C	—	—	(1,150,125)

Class IB	—	—	(3,390,574)

Class IC	—	—	(616,054)

Total return of capital	—	—	(6,429,904)

Share transactions–net:
Class A	(46,712,618)	(27,646,178)	1,514,323

Class B	(4,054,455)	332,087	(1,156,614)

Class C	(43,909,612)	(25,427,342)	(12,858,509)

Class IB	407,736,295	(35,812,960)	(55,996,567)

Class IC	(14,059,127)	(7,920,870)	(10,199,427)

Net increase (decrease) in net assets resulting from share transactions	299,000,483	(96,475,263)	(78,696,794)

Net increase (decrease) in net assets	297,045,846	(27,561,299)	42,371,844

Net assets:
Beginning of period	1,009,795,331	1,037,356,630	994,984,786

End of period (includes undistributed net investment income of $(11,985,303), $(7,591,093) and $(9,446,964), respectively)	$1,306,841,177	$1,009,795,331	$1,037,356,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Van Kampen Senior Loan Fund

Statement of Cash Flows

For the year ended February 29, 2012

Cash provided by operating activities:
Net increase (decrease) in net assets resulting from operations	$46,756,215

Adjustments to reconcile the change in net assets from operations to net cash provided by (used in) operating activities:
Net realized gain (loss) on investments	17,588,354

Net change in unrealized appreciation on investments	(14,549,534)

Accretion of discounts	(9,939,451)

Amortization of loan fees	17,257,795

Net loan fees	(441,926)

Purchases of investments	(1,039,528,065)

Sales of investments/principal repayments	1,192,016,660

Increase in interest and fees receivable and other assets	(6,553,740)

Decrease in accrued expenses and other payables	2,371,232

Net change in swap agreements	(215,707)

Net cash provided by (used in) operating activities	204,761,833

Cash flows provided by financing activities:
Proceeds from shares of beneficial interest sold	28,629,139

Disbursements for shares of beneficial interest repurchased	(238,956,717)

Net proceeds from and repayments of borrowings	50,000,000

Distributions paid to shareholders from net investment income	(31,321,150)

Net cash provided by financing activities	(191,648,728)

Net increase in cash	13,113,105

Cash and cash equivalents at beginning of period	28,868,587

Cash and cash equivalents at end of period	41,981,692

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	15,412,296

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$2,504,374

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Senior Loan Fund (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end series management investment company.
  The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in adjustable rate senior loans (“Senior Loans”). Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
  The Fund continuously offers Class A and Class C shares. The Fund also has outstanding Class B, Class IB and Class IC shares which are not continuously offered. Each class of shares differs by its initial sales load, contingent deferred sales charges (“CDSC”), the allocation of class-specific expenses and voting rights on matters affecting a single class.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

28        Invesco Van Kampen Senior Loan Fund

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

29        Invesco Van Kampen Senior Loan Fund

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due

30        Invesco Van Kampen Senior Loan Fund

to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
L.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
M.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.
N.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
O.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.90%

Next $1 billion	0.85%

Next $1 billion	0.825%

Next $500 million	0.80%

Over $3 billion	0.775%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such

31        Invesco Van Kampen Senior Loan Fund

Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective December 19, 2011, the Adviser has contractually agreed, through at least December 31, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class IB and Class IC shares to 1.32%, 2.07%, 2.07%, 1.32% and 1.32% of average daily net assets, respectively. Prior to December 19, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class IB and Class IC to 1.53%, 2.28%, 2.28%, 1.53% and 1.53% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Fund has entered into an administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities. For the year ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serve as custodian and fund accountant and provides certain administrative services of the Fund.
  The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class IC shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of the average daily net assets of Class A shares and up to 1.00% each of the average daily net assets of Class B and Class C shares and up to 0.15% (0.25% maximum) of the average daily net assets of Class IC shares. Due to voluntary waivers by IDI, the aggregate distribution and service fees are currently 0.00%, 0.75%, 0.75% and 0.00% of the average daily net assets of Class A, Class B, Class C and Class IC shares, respectively. For the year ended February 29, 2012, IDI waived distribution fees of $954,095.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses. For the year ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $9,003 in front-end sales commissions from the sale of Class A shares and $8,489, $11,028 and $11,635 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

32        Invesco Van Kampen Senior Loan Fund

  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interests	$—	$1,423,816,472	$316,827	$1,424,133,299

Bonds & Notes	—	121,947,965	609,910	122,557,875

Structured Products	—	33,562,791	—	33,562,791

Equity Securities	2,730,211	9,963,348	7,109,634	19,803,193

Time Deposits	—	41,981,692	—	41,981,692

	$2,730,211	$1,631,272,268	$8,036,371	$1,642,038,850

Swap Agreements*	—	226,113	—	226,113

Total Investments	$2,730,211	$1,631,498,381	$8,036,371	$1,642,264,963

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Credit risk
Swap agreements(a)	$226,113	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Unrealized appreciation swap agreements.

Effect of Derivative Instruments for the year ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain
on Statement of
Operations
Swap Agreements*

Realized Gain
Credit risk	$304,583

Change in Unrealized Appreciation
Credit risk	38,207

Total	$342,790

*	The average notional value outstanding of swap agreements during the period was $5,750,000.

Open Credit Default Swap Agreements
					Implied	Notional		Value
		Buy/Sell	Pay/Receive	Expiration	Credit	Amount	Upfront	Unrealized
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Spread(a)	(000)	Payments	Appreciation

Goldman Sachs International	Texas Competitive Electric Holdings Co. LLC	Sell	5.00%	03/20/12	12.62%	$8,000	$180,000	$226,113

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

33        Invesco Van Kampen Senior Loan Fund

NOTE 5—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended February 29, 2012.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Interest
	02/28/11	at Cost	from Sales	(Depreciation)	Gain	02/29/12	Income

Axia Acquisition Corp. — Common Shares	$—	$486,376	$—	$776,874	$—	$1,263,250	$—

Axia Acquisition Corp. — PIK Second Lien Term Loan A	—	595,143	—	(18,078)	—	577,065	17,491

Axia Acquisition Corp. — Revolver Loan	—	1,749,767	—	(218,721)	—	1,531,046	3,013

Axia Acquisition Corp. — Second Lien Term Loan B	—	1,003,288	—	103,842	—	1,107,130	14,014

Cygnus Business Media, Inc. — Common Shares	—	—	—	—	—	—	—

Cygnus Business Media, Inc., PIK Term Loan	2,440,871	1,759,687	(44,202)	(1,619,332)	532	2,537,556	48,736

Endurance Business Media, Inc. — Common Shares	100,922	2,325,685	—	(2,291,435)	—	135,172	—

Endurance Business Media, Inc. — First Lien Term Loan	1,615,426	2,156,985	(58,508)	(2,091,924)	18,182	1,640,161	73,443

Marietta Intermediate Holding Corp. — PIK Term Loan B	1,875,902	2,324,201	—	(1,335,838)	—	2,864,265	14,697

Marietta Intermediate Holding Corp. — Common Shares	2,197,284	906,499	—	(431,766)	—	2,672,017	—

Marietta Intermediate Holding Corp. — Warrants	—	—	—	—	—	—	—

Total	$8,230,405	$13,307,631	$(102,710)	$(7,126,378)	18,714	$14,327,662	$171,394

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $824.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $303,014 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A trustee of the Fund is of counsel with the firm.

NOTE 8—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a fund generally may not borrow money greater than 33 1/3% of the Fund’s total assets.
  The Fund has entered into a $475 million revolving credit and security agreement, which will expire on August 16, 2012. This revolving credit agreement was secured by the assets of the Fund. In connection with this agreement, for the period December 19, 2011 to February 29, 2012, the Fund incurred interest of approximately $453,694. The average daily balance of borrowings under this agreement was $148,693,151 with a weighted average interest rate of 0.22%.
  From August 20, 2011 to December 18, 2011, the Trust had entered into a $300 million revolving credit and security agreement. This revolving credit agreement was secured by the assets of the Fund. In connection with this agreement, for the period August 20, 2011 to December 18, 2011, the Fund incurred interest of approximately $775,061. The average daily balance of borrowings under this agreement was $107,016,393 with a weighted average interest rate of 0.21%.
  The Fund had entered into a $300 million revolving credit and security agreement which closed on August 19, 2011. This revolving credit agreement was secured by the assets of the Fund. In connection with this agreement, for the period March 1, 2011 to August 19, 2011, the Fund incurred interest of approximately $1,077,523. The average daily balance of borrowings under this agreement was $171,959,064 with a weighted average interest rate of 0.21%.

NOTE 9—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of February 29, 2012. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid senior loans as a reserve.

		Principal
Borrower	Type	Amount	Value

Axia Acquisition Corp.	Revolver Loan	$1,749,767	$1,531,046

Bright Horizons Family Solutions, Inc.	Revolver Loan	6,000,000	5,926,800

34        Invesco Van Kampen Senior Loan Fund

		Principal
Borrower	Type	Amount	Value

Delta Air Lines, Inc.	Revolver Loan	$4,500,000	$4,367,250

Education Management LLC	Extended Revolver Loan	2,000,000	1,818,400

GateHouse Media Operating, Inc.	Revolver Loan	1,500,000	1,275,000

General Motors Holdings	Revolver Loan	14,582,867	13,133,768

Graphic Packaging International, Inc.	Revolver Loan	5,000,000	4,950,000

Hunter Fan Co.	Revolver Loan 2	2,765,625	2,644,560

Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	31,592	31,275

Lake at Las Vegas Joint Venture, LLC	Term Loan	24,157	24,173

Pinnacle Foods Finance LLC	Revolver Loan	7,000,000	6,457,500

Surgical Care Affiliates, Inc.	Extended Revolver Loan	3,000,000	2,685,000

TricorBraun, Inc.	Revolver Loan	1,973,492	1,942,923

USI Holdings Corp.	Revolver Loan	6,666,667	6,036,667

		$56,794,167	$52,824,362

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the year ended February 29, 2012, the period August 1, 2010 to February 28, 2011 and the year ended July 31, 2010:

	Year ended	Seven months ended	Year ended
	February 29,	February 28,	July 31,
	2012	2011	2010

Ordinary income	$48,710,852	$27,285,291	$51,501,821

Return of capital	—	—	6,429,904

Total distributions	$48,710,852	$27,285,291	$57,931,725

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$8,235,990

Net unrealized appreciation (depreciation) — investments	(186,099,065)

Net unrealized appreciation — other investments	226,113

Temporary book/tax differences	(86,190)

Post-October deferrals	(5,308,169)

Capital loss carryforward	(862,366,620)

Shares of beneficial interest	2,352,239,118

Total net assets	$1,306,841,177

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, bond premium amortization and defaulted bonds.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

35        Invesco Van Kampen Senior Loan Fund

  The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2013	$68,141,145	$—	$68,141,145

February 28, 2014	21,900,119	—	21,900,119

February 28, 2015	48,144,741	—	48,144,741

February 29, 2016	10,160,798	—	10,160,798

February 28, 2017	256,574,455	—	256,574,455

February 28, 2018	312,979,210	—	312,979,210

February 28, 2019	92,978,579	—	92,978,579

Not subject to expiration	1,335,910	50,151,663	51,487,573

	$812,214,957	$50,151,663	$862,366,620

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $1,109,617,306 and $1,188,720,918, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.
  Receivable for investments matured represents the estimated proceeds to the Fund for restructured holdings, which are in default with respect to the principal payments par value. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$27,014,598

Aggregate unrealized (depreciation) of investment securities	(213,113,663)

Net unrealized appreciation (depreciation) of investment securities	$(186,099,065)

Cost of investments for tax purposes is $1,828,137,915.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, expired capital loss carryforward, sales of bonds with premium and swap income, on February 29, 2012, undistributed net investment income was increased by $2,548,334, undistributed net realized gain (loss) was increased by $246,400,656 and shares of beneficial interest was decreased by $248,948,990. Further, as a result of tax deferrals acquired in the reorganization of Invesco Prime Income Trust into the Fund, undistributed net investment income was decreased by $7,683,937, undistributed net realized gain (loss) was decreased by $202,432,975 and shares of beneficial interest was increased by $210,116,912. These reclassifications had no effect on the net assets of the Fund.

36        Invesco Van Kampen Senior Loan Fund

NOTE 13—Share Information

	Summary of Share Activity

	Year ended		Seven months ended		Year ended
	February 29, 2012(a)		February 28, 2011		July 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	2,151,755	$13,635,446	2,935,306	$19,146,292	9,845,465	$60,615,249

Class B	215,497	1,354,689	430,666	2,822,756	457,420	2,816,081

Class C	1,730,455	10,669,929	1,754,728	11,438,310	5,303,046	32,558,729

Class IB	1,137,086	2,421,764	493,663	3,200,688	780,432	4,812,998

Class IC	203,675	937,005	152,805	994,171	243,737	1,504,094

Issued as reinvestment of dividends:
Class A	272,613	1,782,004	200,103	1,298,956	688,142	4,235,453

Class B	34,979	228,476	22,049	143,103	60,236	370,866

Class C	234,970	1,537,151	170,918	1,109,100	576,804	3,546,107

Class IB	1,621,906	10,587,121	975,856	6,340,953	2,492,433	15,358,953

Class IC	195,785	1,277,544	124,699	809,806	356,249	2,194,286

Issued in connection with acquisitions:(b)
Class IB	76,281,967	485,474,553	—	—	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	125,186	816,005	74,789	482,998	—	—

Class B	(125,060)	(816,005)	(74,804)	(482,998)	—	—

Reacquired:
Class A	(9,696,262)	(62,946,073)	(7,466,488)	(48,574,424)	(10,278,445)	(63,336,379)

Class B	(745,110)	(4,821,615)	(333,147)	(2,150,774)	(702,577)	(4,343,561)

Class C	(8,663,852)	(56,116,692)	(5,852,683)	(37,974,752)	(7,943,623)	(48,963,345)

Class IB	(13,935,993)	(90,747,143)	(6,987,876)	(45,354,601)	(12,365,524)	(76,168,518)

Class IC	(2,486,705)	(16,273,676)	(1,494,883)	(9,724,847)	(2,262,940)	(13,897,807)

Net increase (decrease) in share activity	48,552,892	$299,000,483	(14,874,299)	$(96,475,263)	(12,749,145)	$(78,696,794)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on December 19, 2011, the Fund acquired all of the net assets of Invesco Prime Income Trust (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on October 19, 2011. The acquisition was accomplished by a tax-free exchange of 76,281,967 shares of the Fund for 67,758,842 outstanding shares of Target Fund as of the close of business on December 16, 2011. Shares of the Target Fund were exchanged for Class IB shares of the Fund, respectively, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, December 16, 2011. The Target Fund’s net assets at that date of $485,474,553, including $72,816,998 of unrealized depreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $829,059,192. The net assets of the Fund immediately following the acquisition were $1,314,533,745.
The pro forma results of operations for the year ended February 29, 2012, assuming the reorganization had been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$41,624,318

Net realized/unrealized gains (losses)	(16,899,758)

Change in net assets resulting from operations	$24,724,560

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since December 19, 2011.

37        Invesco Van Kampen Senior Loan Fund

NOTE 14—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
  At the year ended February 29, 2012, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal Amount	Value
Selling Participant	(000’s omitted)	(000’s omitted)

Goldman Sachs Lending Partners LLC	$1,920	$1,729

Goldman Sachs Lending Partners LLC	1,120	1,009

Goldman Sachs Lending Partners LLC	632	569

Goldman Sachs Lending Partners LLC	369	332

Credit Suisse AG, Cayman Branch	2,527	2,276

Credit Suisse AG, Cayman Branch	1,474	1,328

Goldman Sachs Lending Partners LLC	4,222	3,802

Goldman Sachs Lending Partners LLC	2,319	2,089

Total	$14,583	$13,134

NOTE 15—Dividends

The Fund declared the following monthly dividends from net investment income subsequent to February 29, 2012:

		Amount per Share
Share Class	Record Date	Payable March 30, 2012	Payable April 30, 2012

Class A	Daily	0.0300	0.0300

Class B	Daily	0.0259	0.0259

Class C	Daily	0.0259	0.0259

Class IB	Daily	0.0300	0.0300

Class IC	Daily	0.0300	0.0300

NOTE 16—Repurchase of Shares

The Fund has a policy to making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c-3(b) of the 1940 Act.
  The Repurchase Offers will be between 5% and 25% of the Fund’s outstanding shares; however, the Fund’s present intent for the monthly offers is between 5% and 8% (The Board of Trustees may authorize an additional 2%, if necessary, without extending the repurchase offer). The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). To accommodate monthly Repurchase Offers, the Fund has shorter notice periods before each offer, shorter repurchase periods and shorter payment periods after each offer. During the year ended February 29, 2012, the Fund had twelve monthly Repurchase Offers as follows:

	Percentage of		Percentage of
Repurchase request	outstanding shares the	Number of shares	outstanding shares
deadlines	Fund offered to repurchase	tendered (all classes)	tendered (all classes)

March 18, 2011	6.0%	2,527,170	1.7%

April 15, 2011	6.0	2,499,698	1.7

May 20, 2011	6.0	2,483,540	1.7

June 17, 2011	6.0	2,889,269	2.0

July 15, 2011	6.0	2,519,026	1.8

August 19, 2011	6.0	5,047,859	3.6

September 16, 2011	6.0	2,520,987	1.8

October 21, 2011	6.0	2,640,286	2.0

November 18, 2011	6.0	2,428,047	1.8

December 16, 2011	6.0	2,695,005	2.1

January 20, 2012	6.0	3,657,085	1.8

February 17, 2012	6.0	3,402,027	1.7

38        Invesco Van Kampen Senior Loan Fund

NOTE 17—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A shares
			Seven months
	Year ended		ended
	February 29,		February 28,		Year ended July 31,
	2012		2011		2010		2009		2008		2007

Net asset value, beginning of period	$6.73		$6.29		$5.60		$7.48		$8.65		$8.99

Net investment income(a)	0.33		0.18		0.28		0.40		0.61		0.66

Net gains (losses) on securities (both realized and unrealized)	(0.15)		0.44		0.76		(1.86)		(1.17)		(0.29)

Total from investment operations	0.18		0.62		1.04		(1.46)		(0.56)		0.37

Less:
Distributions from net investment income	(0.33)		(0.18)		(0.31)		(0.42)		(0.61)		(0.71)

Return of capital	—		—		(0.04)		—		—		—

Total distributions	(0.33)		(0.18)		(0.35)		(0.42)		(0.61)		(0.71)

Net asset value, end of period	$6.58		$6.73		$6.29		$5.60		$7.48		$8.65

Total return at net asset value	2.80	%(b)(c)	9.97	%(b)(c)	18.78	%(b)	(18.60	)%(d)	(6.70	)%(d)	4.06	%(d)

Net assets, end of period (000’s omitted)	$122,252		$173,137		$188,589		$166,448		$281,436		$544,723

Portfolio turnover rate(e)	87%		44%		55%		33%		35%		74%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.74	%(c)(f)	1.71	%(c)(g)	1.89%		2.34%		2.51%		2.50%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.47	%(c)(f)	1.37	%(c)(g)	1.57%		1.86%		1.44%		1.41%

Without fee waivers and/or expense reimbursements	1.99	%(c)(f)	1.96	%(c)(g)	2.14%		2.59%		2.76%		2.75%

Ratio of net investment income	5.10	%(c)(f)	4.86	%(c)(g)	4.53%		7.57%		7.55%		7.34%

Senior indebtedness:
Total borrowings (000’s omitted)	$228,000		$178,000		$198,000		$132,000		$458,000		$555,000

Asset coverage per $1,000 unit of senior indebtedness(h)	$6,732		$6,673		$6,239		$8,538		$4,538		$5,543

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.00% for the year ended February 29, 2012 and the seven months ended February 28, 2011.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% of early withdrawal charge. On purchases of $1 million or more, an early withdrawal charge of 1% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined distribution and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(f)	Ratios are based on average daily net assets (000’s omitted) of $145,265.
(g)	Annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

39        Invesco Van Kampen Senior Loan Fund

NOTE 17—Financial Highlights—(continued)

	Class B shares
			Seven months
	Year ended		ended
	February 29,		February 28,		Year ended July 31,
	2012		2011		2010		2009		2008		2007

Net asset value, beginning of period	$6.73		$6.29		$5.60		$7.48		$8.65		$8.99

Net investment income(a)	0.28		0.15		0.23		0.36		0.55		0.60

Net gains (losses) on securities (both realized and unrealized)	(0.15)		0.44		0.77		(1.86)		(1.17)		(0.30)

Total from investment operations	0.13		0.59		1.00		(1.50)		(0.62)		0.30

Less:
Distributions from net investment income	(0.28)		(0.15)		(0.28)		(0.38)		(0.55)		(0.64)

Return of capital	—		—		(0.03)		—		—		—

Total distributions	(0.28)		(0.15)		(0.31)		(0.38)		(0.55)		(0.64)

Net asset value, end of period	$6.58		$6.73		$6.29		$5.60		$7.48		$8.65

Total return at net asset value	2.03	%(b)(c)	9.50	%(b)(c)	17.90	%(b)	(19.24	)%(d)	(7.43	)%(d)	3.29	%(d)

Net assets, end of period (000’s omitted)	$14,948		$19,455		$17,902		$16,974		$29,589		$41,461

Portfolio turnover rate(e)	87%		44%		55%		33%		35%		74%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	2.49	%(c)(f)	2.46	%(c)(g)	2.64%		3.11%		3.24%		3.28%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.22	%(c)(f)	2.12	%(c)(g)	2.32%		2.63%		2.20%		2.18%

Without fee waivers and/or expense reimbursements	2.74	%(c)(f)	2.71	%(c)(g)	2.89%		3.36%		3.49%		3.53%

Ratio of net investment income with fee waivers and/or expense reimbursements	4.35	%(c)(f)	4.10	%(c)(g)	3.79%		6.85%		6.76%		6.67%

Senior indebtedness:
Total borrowing outstanding (00’s omitted)	$228,000		$178,000		$198,000		$132,000		$458,000		$555,000

Asset coverage per $1,000 unit of senior indebtedness(h)	$6,732		$6,673		$6,239		$8,538		$4,538		$5,543

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.75% for the year ended February 29, 2012 and the seven months ended February 28, 2011.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(f)	Ratios are based on average daily net assets (000’s omitted) of $17,341.
(g)	Annualized.
(h)	Calculated by substracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

40        Invesco Van Kampen Senior Loan Fund

NOTE 17—Financial Highlights—(continued)

	Class C shares
			Seven months
	Year ended		ended
	February 29,		February 28,		Year ended July 31,
	2012		2011		2010		2009		2008		2007

Net asset value, beginning of period	$6.73		$6.29		$5.60		$7.48		$8.65		$8.99

Net investment income(a)	0.28		0.15		0.23		0.36		0.55		0.59

Net gains (losses) on securities (both realized and unrealized)	(0.15)		0.44		0.77		(1.86)		(1.17)		(0.29)

Total from investment operations	0.13		0.59		1.00		(1.50)		(0.62)		0.30

Less:
Distributions from net investment income	(0.28)		(0.15)		(0.28)		(0.38)		(0.55)		(0.64)

Return of capital	—		—		(0.03)		—		—		—

Total distributions	(0.28)		(0.15)		(0.31)		(0.38)		(0.55)		(0.64)

Net asset value, end of period	$6.58		$6.73		$6.29		$5.60		$7.48		$8.65

Total return at net asset value	2.03	%(b)(c)	9.50	%(b)(c)	17.90	%(b)	(19.24	)%(d)	(7.43	)%(d)	3.29	%(d)

Net assets, end of period (000’s omitted)	$147,551		$195,963		$207,828		$196,591		$338,551		$563,548

Portfolio turnover rate(e)	87%		44%		55%		33%		35%		74%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	2.49	%(c)(f)	2.46	%(c)(g)	2.64%		3.10%		3.26%		3.25%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.22	%(c)(f)	2.12	%(c)(g)	2.32%		2.62%		2.20%		2.16%

Without fee waivers and/or expense reimbursements	2.74	%(c)(f)	2.71	%(c)(g)	2.89%		3.35%		3.51%		3.50%

Ratio of net investment income with fee waivers and/or expense reimbursements	4.35	%(c)(f)	4.11	%(c)(g)	3.79%		6.83%		6.79%		6.55%

Senior indebtedness:
Total borrowing outstanding (00’s omitted)	$228,000		$178,000		$198,000		$132,000		$458,000		$555,000

Asset coverage per $1,000 unit of senior indebtedness(h)	$6,732		$6,673		$6,239		$8,538		$4,538		$5,543

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.75% for the year ended February 29, 2012 and the seven months ended February 28, 2011.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(f)	Ratios are based on average daily net assets (000’s omitted) of $168,275.
(g)	Annualized.
(h)	Calculated by substracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

41        Invesco Van Kampen Senior Loan Fund

NOTE 17—Financial Highlights—(continued)

	Class IB shares
			Seven months
	Year ended		ended
	February 29,		February 28,		Year ended February 29
	2012		2011		2010		2009		2008		2007

Net asset value, beginning of period	$6.73		$6.29		$5.60		$7.49		$8.66		$9.01

Net investment income(a)	0.33		0.18		0.28		0.40		0.61		0.68

Net gains (losses) on securities (both realized and unrealized)	(0.15)		0.44		0.76		(1.87)		(1.17)		(0.32)

Total from investment operations	0.18		0.62		1.04		(1.47)		(0.56)		0.36

Less:
Distributions from net investment income	(0.33)		(0.18)		(0.31)		(0.42)		(0.61)		(0.71)

Return of capital	—		—		(0.04)		—		—		—

Total distributions	(0.33)		(0.18)		(0.35)		(0.42)		(0.61)		(0.71)

Net asset value, end of period	$6.58		$6.73		$6.29		$5.60		$7.49		$8.66

Total return at net asset value	2.80	%(b)	9.97	%(b)	18.77	%(b)	(18.56	)%(c)	(6.69	)%(c)	4.05	%(c)

Net assets, end of period (000’s omitted)	$943,491		$526,800		$527,108		$520,252		$815,141		$1,131,807

Portfolio turnover rate(d)	87%		44%		55%		33%		35%		74%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.74	%(e)	1.71	%(f)	1.89%		2.34%		2.49%		2.54%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.47	%(e)	1.37	%(f)	1.57%		1.88%		1.45%		1.43%

Ratio of net investment income	5.10	%(e)	4.85	%(f)	4.54%		7.60%		7.51%		7.49%

Senior indebtedness:
Total borrowing outstanding (00’s omitted)	$228,000		$178,000		$198,000		$132,000		$458,000		$555,000

Asset coverage per $1,000 unit of senior indebtedness(g)	$6,732		$6,673		$6,239		$8,538		$4,538		$5,543

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $581,356.
(f)	Annualized.
(g)	Calculated by substracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

42        Invesco Van Kampen Senior Loan Fund

NOTE 17—Financial Highlights—(continued)

	Class IC shares
			Seven months
	Year ended		ended
	February 29,		February 28,		Year ended July 31,
	2012		2011		2010		2009		2008		2007

Net asset value, beginning of period	$6.73		$6.29		$5.60		$7.49		$8.66		$9.00

Net investment income(a)	0.33		0.18		0.28		0.40		0.61		0.68

Net gains (losses) on securities (both realized and unrealized)	(0.15)		0.44		0.76		(1.87)		(1.17)		(0.31)

Total from investment operations	0.18		0.62		1.04		(1.47)		(0.56)		0.37

Less:
Distributions from net investment income	(0.33)		(0.18)		(0.31)		(0.42)		(0.61)		(0.71)

Return of capital	—		—		(0.04)		—		—		—

Total distributions	(0.33)		(0.18)		(0.35)		(0.42)		(0.61)		(0.71)

Net asset value, end of period	$6.58		$6.73		$6.29		$5.60		$7.49		$8.66

Total return at net asset value	2.80	%(b)(c)	9.97	%(b)(c)	18.77	%(b)	(18.71	)%(d)	(6.69	)%(d)	4.06	%(d)

Net assets, end of period (000’s omitted)	$78,600		$94,440		$95,928		$94,721		$155,865		$239,587

Portfolio turnover rate(e)	87%		44%		55%		33%		35%		74%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.74	%(c)(f)	1.71	%(c)(g)	1.89%		2.35%		2.49%		2.54%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.47	%(c)(f)	1.37	%(c)(g)	1.57%		1.88%		1.45%		1.43%

Without fee waivers and/or expense reimbursements	1.89	%(c)(f)	1.86	%(c)(g)	2.04%		2.50%		2.64%		2.69%

Ratio of net investment income with fee waivers and/or expense reimbursements	5.10	%(c)(f)	4.85	%(c)(g)	4.54%		7.60%		7.52%		7.49%

Senior indebtedness:
Total borrowing outstanding (00’s omitted)	$228,000		$178,000		$198,000		$132,000		$458,000		$555,000

Asset coverage per $1,000 unit of senior indebtedness(h)	$6,732		$6,673		$6,239		$8,538		$4,538		$5,543

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.00% for the year ended February 29, 2012 and the seven months ended February 28, 2011.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined service fees of up to 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(f)	Ratios are based on average daily net assets (000’s omitted) of $84,596.
(g)	Annualized.
(h)	Calculated by substracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

NOTE 18—Significant Event

The Board of Trustees of the Fund approved the redomestication of the Fund, a Massachusetts business trust, into a Delaware statutory trust pursuant to an Agreement and Plan of Redomestication (the “Redomestication Agreement”). The Redomestication Agreement is subject to shareholder approval.

43        Invesco Van Kampen Senior Loan Fund

NOTE 19—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Fund is part of a group of defendants (Lenders) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida, brought in connection with the bankruptcy proceeding styled In re: TOUSA, Inc. et al.,, filed on July 14, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. et al., home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders or allocated to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used/allocated to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value for incurring those obligations. Plaintiff seeks to avoid the transfers and other equitable relief. The Fund, along with numerous other defendants hereafter referred to as the Senior Transeastern Lenders, is named in two separate lending capacities. The first capacity is in connection with the Fund’s position as a lender in a revolving credit agreement and the second capacity is in connection with its position as lenders in a term loan. The case went to trial on October 13, 2009, resulting in the Bankruptcy Court rendering final judgment and requiring Lenders to post bonds equal to 110% of damages and disgorgement against them. Bonds were posted in December 12, 2009. On May 28, 2010, the Bankruptcy Court entered an order for revolving credit lenders to pay additional interest in connection with damages awarded against them. On July 13, 2010, Bankruptcy Court entered an order setting amounts of disgorgement awards against term loan lenders. The Senior Transeastern Lenders, including the Funds, appealed to district court. Oral argument on the appeal of the Final Judgment was heard on October 22, 2010. Objections to the disclosure statement were filed with the Bankruptcy Court on behalf of Debtors and the United States Trustee on December 20, 2010, and December 23, 2010, respectively. On February 11, 2011, the District Court issued an order that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Senior Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Senior Transeastern Lenders; 3) discharged all bonds deposited by Senior Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Senior Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Senior Transeastern Lenders. This matter is pending before the 11th Circuit Court of Appeals.
  The First Lienholders appeal to the district court is stayed pending the result of the Senior Transeastern Lenders appeal.
  Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

44        Invesco Van Kampen Senior Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Van Kampen Senior Loan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Senior Loan Fund (hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations and cash flows for the year then ended, and the changes in its net assets and financial highlights for the year then ended, the period ended February 28, 2011 and the year ended July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended July 31, 2009 and prior were audited by other independent auditors whose report dated September 22, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

Houston, TX
April 30, 2012

45        Invesco Van Kampen Senior Loan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,078.50	$8.53	$1,016.66	$8.27	1.65%

B	1,000.00	1,074.50	12.38	1,012.93	12.01	2.40

C	1,000.00	1,074.50	12.38	1,012.93	12.01	2.40

IB	1,000.00	1,076.70	8.52	1,016.66	8.27	1.65

IC	1,000.00	1,078.40	8.53	1,016.66	8.27	1.65

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective December 19, 2011, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expense of Class A, Class B, Class C, Class IB and Class IC shares to 1.32%, 2.07%, 2.07%, 1.32% and 1.32% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.54%, 2.29%, 2.29%, 1.54% and 1.54% for Class A, Class B, Class C, Class IB and Class IC shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.96, $11.81, $11.81, $7.95 and $7.96 for Class A, Class B, Class C, Class IB and Class IC shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.72, $11.46, $11.46, $7.72 and $7.72 for Class A, Class B, Class C, Class IB and Class IC shares, respectively.

46        Invesco Van Kampen Senior Loan Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

47        Invesco Van Kampen Senior Loan Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Fund, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Fund’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Wayne W. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

David C. Arch — 1945 Trustee	1997	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney F. Dammeyer — 1940 Trustee	1997	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Linda Hutton Heagy — 1948 Trustee	2003	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen Senior Loan Fund

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Fund, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Fund’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Howard J Kerr — 1935 Trustee	1997	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson — 1936 Trustee	2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein — 1940 Trustee	1997	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neutrogena Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

T-2        Invesco Van Kampen Senior Loan Fund

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Fund, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Fund’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A
		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A
		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Van Kampen Senior Loan Fund

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Fund, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Fund’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Fund	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2012	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A
		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Valinda Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco Van Kampen Closed-End Funds.	N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Van Kampen Senior Loan Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is 811-05845.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-SLO-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 2/29/2012	Services Rendered to	year end 2/28/2011
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	2/29/2012	Requirement(1)	2/28/2011	Requirement(1)
Audit Fees	$65,300	N/A	$48,200	N/A
Audit-Related Fees(2)	$5,000	0%	$0	0%
Tax Fees(3)	$10,300	0%	$2,800	0%
All Other Fees(4)	$0	0%	$1,667	0%

Total Fees	$80,600	0%	$52,667	0%
PWC billed the Registrant aggregate non-audit fees of $15,300 for the fiscal year ended February 29, 2012, and $4,467 for the fiscal year ended February 28, 2011, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the fiscal year end February 29, 2012 includes fees billed for agreed upon procedures related to fund mergers.

(3)	Tax fees for the fiscal year end February 29, 2012 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns.

(3)	All Other fees for the fiscal year end February 28, 2011 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2/29/2012 That Were	Provided for fiscal year	2/28/2011 That Were	Provided for fiscal year
	Required	end 2/29/2012	Required	end 2/28/2011
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 29, 2012, and $0 for the fiscal year ended February 28, 2011, for non-audit services rendered to Invesco and Invesco Affiliates.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

January 2010	I.2 — 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

January 2010	I.2 — 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

January 2010	I.2 — 3

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

January 2010	I.2 — 4

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

January 2010	I.2 — 5

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

January 2010	I.2 — 6

refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

January 2010	I.2 — 7

interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

January 2010	I.2 — 8

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None
ITEM 11.   CONTROLS AND PROCEDURES.
(a)	As of March 21, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Senior Loan Fund

By:	/s/ Colin Meadows Colin D. Meadows
Principal Executive Officer

Date:	May 7, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows Colin D. Meadows
Principal Executive Officer

Date:	May 7, 2012

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer

Date:	May 7, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.